Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period February 1, 2013 through February 28, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	4/15/13
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

As disclosed in the Forms 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

The Internal Revenue Service filed an amended claim (Claim No. 82) in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) on February 11, 2013 in the amount of $463,013,177.63, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, have not yet been reflected in the financial statements presented herein. The books and records for December 2012 will be revised in the future to reflect such annual allocation, which will affect the balance sheet as of February 28, 2013 presented herein.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period February 1, 2013 through February 28, 2013

(in thousands of dollars)

Beginning Cash Balance	$546,638

Cash Receipts:
Vessel Related Receipts	75,172
Other Receipts[1]	6,541
Total Receipts	81,713

Cash Disbursements:
Vessel Related Disbursements[2]	66,046
General and Administrative:
Compensation & Benefits	5,982
Other General & Administrative	3,913
Taxes	38
Restructuring Costs and Adequate Protection Payments	7,124
U.S. Trustee Fees	-
Other Disbursements	1,365
Total Disbursements	84,468

Ending Cash Balance	$543,883

1   Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2   Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$311,784
2	OSG International, Inc.	12-20001	612,198
3	OSG Bulk Ships, Inc.	12-20002	414,534
4	1372 Tanker Corporation	12-20003	735,531
5	Africa Tanker Corporation	12-20004	24,307
6	Alcesmar Limited	12-20005	215,204
7	Alcmar Limited	12-20006	211,303
8	Alpha Suezmax Corporation	12-20007	56,120
9	Alpha Tanker Corporation	12-20008	41
10	Amalia Product Corporation	12-20009	190,670
11	Ambermar Product Carrier Corporation	12-20010	991,368
12	Ambermar Tanker Corporation	12-20011	134
13	Andromar Limited	12-20012	217,723
14	Antigmar Limited	12-20013	204,616
15	Aqua Tanker Corporation	12-20014	559
16	Aquarius Tanker Corporation	12-20015	1,186,866
17	Ariadmar Limited	12-20016	201,803
18	Aspro Tanker Corporation	12-20017	161
19	Atalmar Limited	12-20018	1,094,284
20	Athens Product Tanker Corporation	12-20019	483,659
21	Atlas Chartering Corporation	12-20020	563,717
22	Aurora Shipping Corporation	12-20021	118,647
23	Avila Tanker Corporation	12-20022	148
24	Batangas Tanker Corporation	12-20023	15,933
25	Beta Aframax Corporation	12-20024	416,553

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	7,901
27	Cabo Hellas Limited	12-20026	166,729
28	Cabo Sounion Limited	12-20027	205,403
29	Caribbean Tanker Corporation	12-20028	1,499
30	Carina Tanker Corporation	12-20029	1,015,783
31	Carl Product Corporation	12-20030	161,930
32	Concept Tanker Corporation	12-20031	398,570
33	Crown Tanker Corporation	12-20032	31
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	819,506
36	DHT Ania Aframax Corp.	12-20035	143
37	DHT Ann VLCC Corp.	12-20036	3,173
38	DHT Cathy Aframax Corp.	12-20037	22,374
39	DHT Chris VLCC Corp.	12-20038	(12,472)
40	DHT Rebecca Aframax Corp.	12-20039	217
41	DHT Regal Unity VLCC Corp.	12-20040	1,530
42	DHT Sophie Aframax Corp.	12-20041	1,183
43	Dignity Chartering Corporation	12-20042	18,316
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	234,787
46	Epsilon Aframax Corporation	12-20045	768,987
47	First Chemical Carrier Corporation	12-20046	414,125
48	First LPG Tanker Corporation	12-20047	684
49	First Union Tanker Corporation	12-20048	183,206
50	Fourth Aframax Tanker Corporation	12-20049	1,439

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	1,526,655
52	Goldmar Limited	12-20051	376,968
53	GPC Aframax Corporation	12-20052	917,974
54	Grace Chartering Corporation	12-20053	407,393
55	International Seaways, Inc.	12-20054	2,233,874
56	Jademar Limited	12-20055	147,129
57	Joyce Car Carrier Corporation	12-20056	9,308
58	Juneau Tanker Corporation	12-20057	881
59	Kimolos Tanker Corporation	12-20058	1,118,372
60	Kythnos Chartering Corporation	12-20059	260,587
61	Leo Tanker Corporation	12-20060	1,073,312
62	Leyte Product Tanker Corporation	12-20061	496,307
63	Limar Charter Corporation	12-20062	107,784
64	Luxmar Product Tanker Corporation	12-20063	425,135
65	Luxmar Tanker LLC	12-20064	11,640
66	Majestic Tankers Corporation	12-20065	228,496
67	Maple Tanker Corporation	12-20066	1,535,126
68	Maremar Product Tanker Corporation	12-20067	4,654
69	Maremar Tanker LLC	12-20068	578,260
70	Marilyn Vessel Corporation	12-20069	46
71	Maritrans General Partner Inc.	12-20070	26
72	Maritrans Operating Company L.P.	12-20071	2,592
73	Milos Product Tanker Corporation	12-20072	744,956
74	Mindanao Tanker Corporation	12-20073	3,440
75	Mykonos Tanker LLC	12-20074	1,508,296

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	65,092
77	Oak Tanker Corporation	12-20076	1,534,298
78	Ocean Bulk Ships, Inc.	12-20077	1
79	Oceania Tanker Corporation	12-20078	155,420
80	OSG 192 LLC	12-20079	59,183
81	OSG 209 LLC	12-20080	33,892
82	OSG 214 LLC	12-20081	140,823
83	OSG 215 Corporation	12-20082	12
84	OSG 242 LLC	12-20083	52,887
85	OSG 243 LLC	12-20084	261,947
86	OSG 244 LLC	12-20085	126,157
87	OSG 252 LLC	12-20086	364,577
88	OSG 254 LLC	12-20087	77,160
89	OSG 300 LLC	12-20088	4
90	OSG 400 LLC	12-20089	1,413
91	OSG America L.P.	12-20090	4
92	OSG America LLC	12-20091	22
93	OSG America Operating Company LLC	12-20092	279,798
94	OSG Car Carriers, Inc.	12-20093	666
95	OSG Clean Products International, Inc.	12-20094	5
96	OSG Columbia LLC	12-20095	183,847
97	OSG Constitution LLC	12-20096	273
98	OSG Courageous LLC	12-20097	190,757
99	OSG Delaware Bay Lightering LLC	12-20098	1,692,005
100	OSG Discovery LLC	12-20099	88

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	16,118
102	OSG Endurance LLC	12-20101	184,293
103	OSG Enterprise LLC	12-20102	187,919
104	OSG Financial Corp.	12-20103	988
105	OSG Freedom LLC	12-20104	481
106	OSG Honour LLC	12-20105	169,121
107	OSG Independence LLC	12-20106	285,226
108	OSG Intrepid LLC	12-20107	230,823
109	OSG Liberty LLC	12-20108	980
110	OSG Lightering LLC	12-20109	9,952,741
111	OSG Lightering Acquisition Corporation	12-20110	193
112	OSG Lightering Solutions LLC	12-20111	332
113	OSG Mariner LLC	12-20112	16,118
114	OSG Maritrans Parent LLC	12-20113	10,859
115	OSG Navigator LLC	12-20114	185,571
116	OSG New York, Inc.	12-20115	2,021,160
117	OSG Product Tankers AVTC, LLC	12-20116	5
118	OSG Product Tankers Member LLC	12-20117	0
119	OSG Product Tankers II, LLC	12-20118	0
120	OSG Product Tankers I, LLC	12-20119	0
121	OSG Product Tankers, LLC	12-20120	1
122	OSG Quest LLC	12-20121	8,062
123	OSG Seafarer LLC	12-20122	66
124	OSG Ship Management, Inc.	12-20123	6,596,321
125	OSG Valour LLC	12-20124	108

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	0
127	Overseas Anacortes LLC	12-20126	1,275,110
128	Overseas Boston LLC	12-20127	1,286,530
129	Overseas Diligence LLC	12-20128	39
130	Overseas Galena Bay LLC	12-20129	257
131	Overseas Houston LLC	12-20130	1,146,928
132	Overseas Integrity LLC	12-20131	103
133	Overseas Long Beach LLC	12-20132	1,137,423
134	Overseas Los Angeles LLC	12-20133	1,128,954
135	Overseas Martinez LLC	12-20134	1,268,509
136	Overseas New Orleans LLC	12-20135	214
137	Overseas New York LLC	12-20136	1,083,841
138	Overseas Nikiski LLC	12-20137	1,246,261
139	Overseas Perseverance Corporation	12-20138	37
140	Overseas Philadelphia LLC	12-20139	562
141	Overseas Puget Sound LLC	12-20140	11,277
142	Overseas Sea Swift Corporation	12-20141	1
143	Overseas Shipping (GR) Ltd.	12-20142	54,300
144	Overseas ST Holding LLC	12-20143	1,082,938
145	Overseas Tampa LLC	12-20144	1,257,694
146	Overseas Texas City LLC	12-20145	1,186,629
147	Pearlmar Limited	12-20146	180,285
148	Petromar Limited	12-20147	298,948
149	Pisces Tanker Corporation	12-20148	1,028,466
150	Polaris Tanker Corporation	12-20149	945,765

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	14,373
152	Reymar Limited	12-20151	414,160
153	Rich Tanker Corporation	12-20152	805,626
154	Rimar Chartering Corporation	12-20153	113,886
155	Rosalyn Tanker Corporation	12-20154	714,633
156	Rosemar Limited	12-20155	169,961
157	Rubymar Limited	12-20156	5,454
158	Sakura Transport Corp.	12-20157	127,675
159	Samar Product Tanker Corporation	12-20158	258,955
160	Santorini Tanker LLC	12-20159	1,462,082
161	Serifos Tanker Corporation	12-20160	94,490
162	Seventh Aframax Tanker Corporation	12-20161	160,661
163	Shirley Tanker SRL	12-20162	309,544
164	Sifnos Tanker Corporation	12-20163	481,218
165	Silvermar Limited	12-20164	157,603
166	Sixth Aframax Tanker Corporation	12-20165	181,733
167	Skopelos Product Tanker Corporation	12-20166	764,396
168	Star Chartering Corporation	12-20167	394,095
169	Suezmax International Agencies, Inc.	12-20168	2,154,829
170	Talara Chartering Corporation	12-20169	371,571
171	Third United Shipping Corporation	12-20170	5,080
172	Tokyo Transport Corp.	12-20171	291,498
173	Transbulk Carriers, Inc.	12-20172	24
174	Troy Chartering Corporation	12-20173	370,889
175	Troy Product Corporation	12-20174	5,659

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2013 through February 28, 2013

176	Urban Tanker Corporation	12-20175	400,658
177	Vega Tanker Corporation	12-20176	26,475
178	View Tanker Corporation	12-20177	397,220
179	Vivian Tankships Corporation	12-20178	1,721
180	Vulpecula Chartering Corporation	12-20179	609,741
181	Wind Aframax Tanker Corporation	12-20180	3

		Total Disbursements	$78,376,921

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period February 1, 2013 through February 28, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$-	$-	$-	$-	$-	$-
Bowman Gilfillan, Inc.	-	-				-
Burke & Parsons	25,760	318	26,078	25,760	318	26,078
Chilmark Partners, LLC	-		-			-
Cleary Gottlieb Steen & Hamilton LLP	-		-			-
Eversheds LLP	-		-			-
FTI Consulting, Inc.	-		-			-
Houlihan Lokey Capital, Inc.	-		-			-
Kurtzman Carson Consultants LLC	-		-	-	-	-
Morris, Nichols, Arsht & Tunnell LLP	-		-			-
Mullin Hoard & Brown LLP	-		-			-
Pepper Hamilton LLP	-		-			-
Total Professional Fees and Expenses	$25,760	$318	$26,078	$25,760	$318	$26,078

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period February 1, 2013 through February 28, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period February 1, 2013 through February 28, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods February 1, 2013 through February 28, 2013, and

November 14, 2012 through February 28, 2013

(in thousands of dollars)

	February 1, 2013 through February 28, 2013	November 14, 2012 through February 28, 2013

Shipping Revenues:

Pool revenues	$19,800	$65,716
Time and bareboat charter revenues	27,116	99,990
Voyage charter revenues	33,062	138,477
	79,978	304,183
Operating Expenses:
Voyage expenses	15,800	69,825
Vessel expenses	20,565	81,415
Charter hire expenses	20,700	89,250
Depreciation and amortization	14,656	58,032
General and administrative	3,670	19,557
(Gain)/loss on disposal of vessels	28	1,098
Total Operating Expenses	75,419	319,177
Income/(Loss) from Vessel Operations	4,559	(14,994)
Equity in Income/(Loss) of Affiliated Companies	2,561	13,459
Operating Income/(Loss)	7,120	(1,535)
Other Income/(expense)	(169)	59
Income/(Loss) before Interest Expense and Income Taxes	6,951	(1,476)
Interest Expense	(929)	(3,557)
Income/(Loss) before Reorganization Items and Income Taxes	6,022	(5,033)
Reorganization Items, net	11,330	30,679
Loss before Income Taxes	$(5,308)	$(35,712)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods February 1, 2013 through February 28, 2013, and

November 14, 2012 through February 28, 2013

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	Reorganization Items consists of the following:

	February 1, 2013	November 14, 2012
	through	through
	February 28, 2013	February 28, 2013
Professional fees	$7,813	$22,275
Expenses incurred on rejected executory contracts	$3,517	$8,404
	$11,330	$30,679

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and February 28, 2013

(in thousands of dollars)

	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$543,883
Voyage receivables	171,753	167,765
Other receivables	80,669	57,631
Inventory	14,150	16,860
Prepaid expenses and other current assets	46,636	48,313
Total Current Assets	791,181	834,452
Vessels and other property, less accumulated depreciation	3,135,823	3,087,442
Deferred drydock expenditures, net	73,898	64,502
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,151,944
Investments in Affiliated Companies	247,964	265,146
Intangible Assets, less accumulated amortization	72,655	71,111
Goodwill	9,589	9,589
Other Assets	20,579	20,072
Total Assets	$4,351,689	$4,352,314

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,168	$118,687
Total Current Liabilities	93,168	118,687

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Other Liabilities	39,040	40,068
Liabilities Subject to Compromise	2,836,368	2,834,999
Total Noncurrent Liabilities	2,880,865	2,875,067

Total Liabilities	2,974,033	2,993,754
Equity:
Total Equity	1,377,656	1,358,560
Total Liabilities and Equity	$4,351,689	$4,352,314

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and February 28, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect any analysis regarding potential claims under the Bankruptcy Code, including executory contracts rejected prior to the end of the reporting period for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and February 28, 2013

(in thousands of dollars)

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	February 28, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$1,875
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver	10,878	10,878
Secured debt and accrued interest	582,139	579,936
Derivative liabilities	3,566	3,566
Deferred Income Taxes and other liabilities	213,101	213,101
Pension liabilities	36,927	35,907
Accrued liabilities relating to rejected executory contracts	0	377

	$2,836,368	$2,834,999

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of February 28, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.             I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.             All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.             To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: April 15, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

 1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

February 28, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$17,913,095	$2,807,293	$1,361,266	$69,849	$(30,774)	$22,120,729
81%	13%	6%	0%	0%

Notes:

1	The post petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Company's accounts payable system. This summary does not include accruals for invoices not yet received or approved.

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

February 28, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade - Invoiced [2]	$19,206,005	$4,346,546	$6,562,878	$1,972,701	$6,121,595	$8,365,133	$46,574,858
Trade - Accrued and Unbilled[3]							$22,331,074
Trade - Pools[4]							$101,989,302
Allowance for Doubtful Receivables							$(3,129,998)
Accounts Receivable	$19,206,005	$4,346,546	$6,562,878	$1,972,701	$6,121,595	$8,365,133	$167,765,236
Percentage of Trade-Invoiced [5]	41%	9%	14%	5%	13%	18%	100%

Notes:

1	Days Aged is based on the date of invoice
2	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
3	Represents unbilled trade accounts receivables of the consolidated Company
4	Represents undistributed earnings receivable from the commercial pools in which the Company participates
5	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period February 1, 2013 through February 28, 2013

		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X2

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X

4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X

5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3	X3

1 Certain chartered vessels have been redelivered to their respective owners in conjunction with the rejection of the related charter agreements as provided for under various contract rejection orders approved by the Bankruptcy Court.

2 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

3 See Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal For the Period February 1, 2013 through February 28, 2013.

Monthly Operating Report
February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

February 1, 2013 through February 28, 2013

Page 27of 166

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

February 1, 2013 through February 28, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of February 28, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	Balance per Books as of February 28, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000
Goldmar Limited	98-0420772	JP Morgan Chase	USD	XXX-XX0622	-
Jademar Limited	98-0417939	JP Morgan Chase	USD	XXX-XX0932	-
Maple Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	1,000
Oak Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	1,000
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	64,087,146
OSG Bulk Ships Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	2,395,264
OSG Bulk Ships Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,009,986)
OSG Bulk Ships Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	46,776,926
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	196,693
OSG International Inc.	98-0467117	HSBC	USD	XXXXX6923	1,474,129
OSG International Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	67,687,047
OSG International Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	1,615,258
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	7,924,562
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(34,425)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1
OSG Ship Management Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	60,544
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	306,322
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	84,136
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	2,191
Overseas Shipholding Group Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,040,861
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	114,006,197
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	104,716,480

Preliminary and unaudited

Page 31of 166

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of February 28, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	Balance per Books as of February 28, 2013
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	342,308
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	68,005,051
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000
Pearlmar Limited	98-0457140	JP Morgan Chase	USD	XXX-XX0940	-
Reymar Limited	98-0457131	JP Morgan Chase	USD	XXX-XX0533	-
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	41
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	0
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,282
Silvermar Limited	98-0420766	JP Morgan Chase	USD	XXX-XX00975	-
				TOTAL	$ 502,701,027

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

February 1, 2013 through February 28, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets.   In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2012, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

Monthly Operating Report

February 1, 2013 through February 28, 2013

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$2	$-	$(4)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	2	-	(4)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(51)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	(2,431)	(1,458)	80	(897)
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(2,431)	(1,458)	80	(948)
Income/(loss) from Vessel Operations	2,431	1,460	(80)	944
Equity in Income/(loss) of Affiliated Companies	-	-	508	2,239
Operating Income/(loss)	2,431	1,460	428	3,182
Other Income/(expense)	465	1,798	(914)	(5,577)
Income/(loss) before Interest Expense and Income Taxes	2,896	3,258	(486)	(2,394)
Interest Expense	-	-	76	342
Income/(loss) before Reorganization Items and Income Taxes	2,896	3,258	(410)	(2,052)
Reorganization Items, net	7,398	21,859	-	-
Income/(loss) before Income Taxes	$(4,502)	$(18,601)	$(410)	$(2,052)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 35of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$641	$1,054
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	641	1,054
Operating Expenses:
Voyage expenses	-	-	60	111
Vessel expenses	8	(77)	189	1,124
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	238	900
General and administrative	3	70	-	-
(Gain)/loss on disposal of vessels	-	(4)	-	-
Total Operating Expenses	11	(11)	488	2,135
Income/(loss) from Vessel Operations	(11)	11	153	(1,081)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(11)	11	153	(1,081)
Other Income/(expense)	(184)	(736)	(1)	(1)
Income/(loss) before Interest Expense and Income Taxes	(195)	(724)	153	(1,081)
Interest Expense	-	33	(104)	(380)
Income/(loss) before Reorganization Items and Income Taxes	(195)	(691)	49	(1,461)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(195)	$(691)	$49	$(1,461)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 36of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Africa Tanker Corporation		Alcesmar Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$404	$1,562
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	404	1,562
Operating Expenses:
Voyage expenses	-	-	-	1
Vessel expenses	5	18	162	671
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	193	727
General and administrative	-	61	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	5	80	356	1,398
Income/(loss) from Vessel Operations	(5)	(80)	49	164
Equity in Income/(loss) of Affiliated Companies	2,053	8,607	-	-
Operating Income/(loss)	2,048	8,528	49	164
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,048	8,528	49	164
Interest Expense	-	-	(16)	(54)
Income/(loss) before Reorganization Items and Income Taxes	2,048	8,528	33	110
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2,048	$8,528	$33	$110

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Alcmar Limited		Alpha Suezmax Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$430	$1,678	$-	$48
Time and bareboat charter revenues	-	0	-	1,290
Voyage charter revenues	-	(0)	14	19
	430	1,678	14	1,358
Operating Expenses:
Voyage expenses	-	(29)	(0)	157
Vessel expenses	204	632	36	304
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	174	659	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	378	1,262	36	2,173
Income/(loss) from Vessel Operations	52	416	(22)	(815)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	52	416	(22)	(815)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	52	416	(22)	(815)
Interest Expense	(16)	(54)	-	-
Income/(loss) before Reorganization Items and Income Taxes	36	362	(22)	(815)
Reorganization Items, net	-	-	7	2,100
Income/(loss) before Income Taxes	$36	$362	$(29)	$(2,915)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$509	$1,776
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1	1
	-	-	510	1,777
Operating Expenses:
Voyage expenses	-	-	-	2
Vessel expenses	-	-	182	673
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	220	832
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	402	1,507
Income/(loss) from Vessel Operations	-	-	108	270
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	108	270
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	108	270
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	108	270
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$108	$270

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	814	3,763	-	-
	814	3,763	-	-
Operating Expenses:
Voyage expenses	277	1,908	-	-
Vessel expenses	178	716	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	159	614	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	614	3,238	-	-
Income/(loss) from Vessel Operations	200	525	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	200	525	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	200	525	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	200	525	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$200	$525	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Andromar Limited		Antigmar Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$433	$1,689	$433	$1,681
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(80)	(93)	130	56
	353	1,596	563	1,737
Operating Expenses:
Voyage expenses	-	(0)	(0)	71
Vessel expenses	164	620	246	633
Charter hire expenses	-	-	-	-
Depreciation and amortization	178	670	163	619
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	341	1,290	409	1,322
Income/(loss) from Vessel Operations	12	306	154	415
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	12	306	154	415
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	12	306	154	415
Interest Expense	(16)	(54)	(16)	(54)
Income/(loss) before Reorganization Items and Income Taxes	(4)	252	138	361
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(4)	$252	$138	$361

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	681	4,126
	-	(2)	681	4,126
Operating Expenses:
Voyage expenses	-	-	441	2,386
Vessel expenses	-	-	5	11
Charter hire expenses	-	-	339	1,741
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	784	4,138
Income/(loss) from Vessel Operations	-	(2)	(104)	(12)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(2)	(104)	(12)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(2)	(104)	(12)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(2)	(104)	(12)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(2)	$(104)	$(12)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Ariadmar Limited		Aspro Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$403	$1,542	$-	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	403	1,542	-	1
Operating Expenses:
Voyage expenses	-	(2)	-	-
Vessel expenses	204	656	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	186	700	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	389	1,354	-	-
Income/(loss) from Vessel Operations	14	188	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	14	188	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	14	188	-	1
Interest Expense	(16)	(54)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	134	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(2)	$134	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Atalmar Limited		Athens Product Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	929	3,884	1,599	4,233
	929	3,884	1,599	4,233
Operating Expenses:
Voyage expenses	538	2,182	535	1,797
Vessel expenses	297	571	139	508
Charter hire expenses	-	-	-	-
Depreciation and amortization	179	676	123	470
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,015	3,430	796	2,775
Income/(loss) from Vessel Operations	(86)	455	802	1,459
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(86)	455	802	1,459
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(86)	455	802	1,459
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(86)	455	802	1,459
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(86)	$455	$802	$1,459

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$316	$1,684
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	952	3,412	-	-
	952	3,412	316	1,684
Operating Expenses:
Voyage expenses	484	1,898	4	53
Vessel expenses	4	15	276	1,072
Charter hire expenses	441	1,685	-	-
Depreciation and amortization	-	-	213	800
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	929	3,598	493	1,925
Income/(loss) from Vessel Operations	23	(186)	(178)	(241)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	23	(186)	(178)	(241)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	23	(186)	(178)	(241)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	23	(186)	(178)	(241)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$23	$(186)	$(178)	$(241)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	February 1 -28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$1	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	1	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	1	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	1	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	1	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	1	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$1	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	296	1,708	-	-
Voyage charter revenues	-	-	(0)	(0)
	296	1,704	(0)	(0)
Operating Expenses:
Voyage expenses	-	-	-	(33)
Vessel expenses	162	727	63	113
Charter hire expenses	320	1,709	-	-
Depreciation and amortization	1	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	(20)
Total Operating Expenses	482	2,462	63	60
Income/(loss) from Vessel Operations	(186)	(758)	(63)	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(186)	(758)	(63)	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(186)	(758)	(63)	(60)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(186)	(758)	(63)	(60)
Reorganization Items, net	1,114	1,114	-	-
Income/(loss) before Income Taxes	$(1,301)	$(1,872)	$(63)	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	340	1,310	340	1,396
Voyage charter revenues	5	5	3	6
	345	1,315	343	1,402
Operating Expenses:
Voyage expenses	10	38	9	34
Vessel expenses	133	674	130	571
Charter hire expenses	-	-	-	-
Depreciation and amortization	180	679	181	683
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	323	1,390	319	1,289
Income/(loss) from Vessel Operations	22	(75)	24	113
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	22	(75)	24	113
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	22	(75)	24	113
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	22	(75)	24	113
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$22	$(75)	$24	$113

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$1	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,036	3,688
	-	1	1,036	3,688
Operating Expenses:
Voyage expenses	-	-	497	1,352
Vessel expenses	-	-	4	11
Charter hire expenses	-	-	455	1,739
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	956	3,102
Income/(loss) from Vessel Operations	-	1	80	585
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	1	80	585
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	1	80	585
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	1	80	585
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$1	$80	$585

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Carl Product Corporation		Concept Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(7)	$433	$1,686
Time and bareboat charter revenues	350	1,338	-	-
Voyage charter revenues	-	(3)	-	-
	350	1,328	433	1,686
Operating Expenses:
Voyage expenses	17	(375)	-	-
Vessel expenses	131	535	1	12
Charter hire expenses	-	-	448	1,710
Depreciation and amortization	222	839	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	370	999	449	1,722
Income/(loss) from Vessel Operations	(20)	329	(16)	(36)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(20)	329	(16)	(36)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(20)	329	(16)	(36)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(20)	329	(16)	(36)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(20)	$329	$(16)	$(36)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 -28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(34)	$-	$1
Time and bareboat charter revenues	376	1,449	-	-
Voyage charter revenues	-	-	-	-
	376	1,414	-	1
Operating Expenses:
Voyage expenses	-	(3)	-	-
Vessel expenses	255	882	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	184	702	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	439	1,582	-	-
Income/(loss) from Vessel Operations	(63)	(168)	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(63)	(168)	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(63)	(168)	-	1
Interest Expense	(86)	(332)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(149)	(500)	-	1
Reorganization Items, net	83	83	-	-
Income/(loss) before Income Taxes	$(232)	$(582)	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$762	$-	$284
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	762	-	284
Operating Expenses:
Voyage expenses	-	1	-	-
Vessel expenses	-	5	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	1,418	-	975
Income/(loss) from Vessel Operations	-	(655)	-	(691)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(655)	-	(691)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(655)	-	(691)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(655)	-	(691)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(655)	$-	$(691)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(9)	$-	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(9)	-	1
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(5)	-	-
Income/(loss) from Vessel Operations	-	(4)	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(4)	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(4)	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(4)	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(4)	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(69)	$-	$(37)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(69)	-	(37)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	-	(69)	-	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(69)	-	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(69)	-	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(69)	-	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(69)	$-	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$537	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	537	-	-
Operating Expenses:
Voyage expenses	0	(9)	-	-
Vessel expenses	(5)	311	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(4)	1,422	-	-
Income/(loss) from Vessel Operations	4	(884)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	4	(884)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	4	(884)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	4	(884)	-	-
Reorganization Items, net	3	1,943	-	-
Income/(loss) before Income Taxes	$2	$(2,828)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$200	$813	$204	$974
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	200	813	204	974
Operating Expenses:
Voyage expenses	-	-	-	(8)
Vessel expenses	229	755	170	750
Charter hire expenses	-	-	-	-
Depreciation and amortization	129	483	182	694
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	358	1,238	352	1,435
Income/(loss) from Vessel Operations	(157)	(426)	(147)	(462)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(157)	(426)	(147)	(462)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(157)	(426)	(147)	(462)
Interest Expense	-	-	(81)	(325)
Income/(loss) before Reorganization Items and Income Taxes	(157)	(426)	(228)	(787)
Reorganization Items, net	-	-	83	83
Income/(loss) before Income Taxes	$(157)	$(426)	$(311)	$(870)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	336	1,244	-	-
Voyage charter revenues	-	-	-	-
	336	1,244	-	-
Operating Expenses:
Voyage expenses	4	16	-	-
Vessel expenses	4	15	-	-
Charter hire expenses	336	202	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	344	233	-	-
Income/(loss) from Vessel Operations	(8)	1,011	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(8)	1,011	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(8)	1,011	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(8)	1,011	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(8)	$1,011	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$866	$1,471	$-	$2
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	-	-
	866	1,472	-	2
Operating Expenses:
Voyage expenses	52	132	-	-
Vessel expenses	223	1,141	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	298	1,118	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	573	2,391	-	-
Income/(loss) from Vessel Operations	293	(919)	-	2
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	293	(919)	-	2
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	293	(919)	-	2
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	293	(919)	-	2
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$293	$(919)	$-	$2

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Front President Inc.		Goldmar Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$1,436	$2,670	$464	$1,647
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1,436	2,670	464	1,647
Operating Expenses:
Voyage expenses	89	108	2	3
Vessel expenses	249	959	212	883
Charter hire expenses	-	-	-	-
Depreciation and amortization	334	1,257	193	726
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	673	2,324	407	1,612
Income/(loss) from Vessel Operations	763	346	57	35
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	763	346	57	35
Other Income/(expense)	(1)	(1)	-	-
Income/(loss) before Interest Expense and Income Taxes	762	345	57	35
Interest Expense	(151)	(608)	-	-
Income/(loss) before Reorganization Items and Income Taxes	611	(263)	57	35
Reorganization Items, net	83	83	-	-
Income/(loss) before Income Taxes	$528	$(346)	$57	$35

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$186	$883	$408	$1,559
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	186	883	408	1,559
Operating Expenses:
Voyage expenses	-	(8)	-	-
Vessel expenses	490	1,006	2	8
Charter hire expenses	462	1,788	403	1,509
Depreciation and amortization	9	35	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	961	2,820	405	1,517
Income/(loss) from Vessel Operations	(775)	(1,937)	3	42
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(775)	(1,937)	3	42
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(775)	(1,937)	3	42
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(775)	(1,937)	3	42
Reorganization Items, net	1,543	1,543	-	-
Income/(loss) before Income Taxes	$(2,319)	$(3,480)	$3	$42

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	International Seaways, Inc.		Jademar Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$1,334	$5,255	$472	$1,598
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	2	4
	1,334	5,255	474	1,602
Operating Expenses:
Voyage expenses	(6)	84	-	7
Vessel expenses	18	58	158	626
Charter hire expenses	2,233	7,191	-	-
Depreciation and amortization	-	-	196	748
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	1	-	-
Total Operating Expenses	2,245	7,334	354	1,381
Income/(loss) from Vessel Operations	(911)	(2,078)	120	221
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(911)	(2,078)	120	221
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(911)	(2,078)	120	221
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(911)	(2,078)	120	221
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(911)	$(2,078)	$120	$221

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(10)	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(10)	(5)	-	-
Income/(loss) from Vessel Operations	10	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	10	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	10	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	10	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$10	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,064	3,338	748	2,524
	1,064	3,338	748	2,524
Operating Expenses:
Voyage expenses	455	1,913	466	1,437
Vessel expenses	143	538	158	650
Charter hire expenses	364	1,391	-	-
Depreciation and amortization	31	113	106	406
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	993	3,956	730	2,493
Income/(loss) from Vessel Operations	70	(618)	18	31
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	70	(618)	18	31
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	70	(618)	18	31
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	70	(618)	18	31
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$70	$(618)	$18	$31

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,010	3,699	482	1,763
	1,010	3,699	482	1,763
Operating Expenses:
Voyage expenses	476	2,095	38	435
Vessel expenses	2	14	139	534
Charter hire expenses	442	1,691	-	-
Depreciation and amortization	-	-	167	638
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	920	3,799	345	1,607
Income/(loss) from Vessel Operations	89	(101)	136	157
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	89	(101)	136	157
Other Income/(expense)	-	-	(0)	(0)
Income/(loss) before Interest Expense and Income Taxes	89	(101)	136	157
Interest Expense	-	-	(45)	(188)
Income/(loss) before Reorganization Items and Income Taxes	89	(101)	92	(31)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$89	$(101)	$92	$(31)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	15	1,812	835	3,429
	15	1,812	835	3,429
Operating Expenses:
Voyage expenses	(48)	840	500	2,040
Vessel expenses	10	316	120	680
Charter hire expenses	-	765	-	-
Depreciation and amortization	-	437	225	842
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(38)	2,358	845	3,563
Income/(loss) from Vessel Operations	53	(546)	(11)	(134)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	53	(546)	(11)	(134)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	53	(546)	(11)	(134)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	53	(546)	(11)	(134)
Reorganization Items, net	-	2,502	-	-
Income/(loss) before Income Taxes	$53	$(3,048)	$(11)	$(134)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$511	$1,960
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	511	1,960
Operating Expenses:
Voyage expenses	-	4	40	129
Vessel expenses	0	38	253	1,106
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	347	1,285
General and administrative	-	0	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	0	42	640	2,520
Income/(loss) from Vessel Operations	(0)	(42)	(128)	(560)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(42)	(128)	(560)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(42)	(128)	(560)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(42)	(128)	(560)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(0)	$(42)	$(128)	$(560)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$1,104	$1,847	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	1,104	1,850	-	-
Operating Expenses:
Voyage expenses	(17)	51	-	-
Vessel expenses	159	756	0	4
Charter hire expenses	-	-	-	-
Depreciation and amortization	410	1,566	-	-
General and administrative	3	3	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	555	2,376	0	4
Income/(loss) from Vessel Operations	549	(526)	(0)	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	549	(526)	(0)	(4)
Other Income/(expense)	(1)	(1)	-	-
Income/(loss) before Interest Expense and Income Taxes	547	(527)	(0)	(4)
Interest Expense	(195)	(784)	-	-
Income/(loss) before Reorganization Items and Income Taxes	352	(1,311)	(0)	(4)
Reorganization Items, net	83	83	-	-
Income/(loss) before Income Taxes	$269	$(1,394)	$(0)	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,041	3,418	-	-
	1,041	3,418	-	-
Operating Expenses:
Voyage expenses	647	2,070	-	-
Vessel expenses	131	743	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	211	792	-	-
General and administrative	0	5	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	988	3,609	-	-
Income/(loss) from Vessel Operations	52	(192)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	52	(192)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	52	(192)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	52	(192)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$52	$(192)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	983	4,169	-	-
	983	4,169	-	-
Operating Expenses:
Voyage expenses	447	2,084	-	-
Vessel expenses	142	594	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	126	482	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	716	3,160	-	-
Income/(loss) from Vessel Operations	268	1,008	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	268	1,008	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	268	1,008	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	268	1,008	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$268	$1,008	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,106	5,492	(5)	939
	1,106	5,492	(5)	939
Operating Expenses:
Voyage expenses	621	2,539	(2)	427
Vessel expenses	297	1,170	9	413
Charter hire expenses	-	-	-	613
Depreciation and amortization	153	583	-	172
General and administrative	15	58	-	-
(Gain)/loss on disposal of vessels	-	19	-	-
Total Operating Expenses	1,086	4,369	6	1,625
Income/(loss) from Vessel Operations	20	1,122	(11)	(686)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	20	1,122	(11)	(686)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	20	1,122	(11)	(686)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	20	1,122	(11)	(686)
Reorganization Items, net	-	-	-	175
Income/(loss) before Income Taxes	$20	$1,122	$(11)	$(861)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$887	$2,169	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	887	2,169	-	-
Operating Expenses:
Voyage expenses	19	53	-	-
Vessel expenses	132	792	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	410	1,564	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	561	2,410	-	-
Income/(loss) from Vessel Operations	326	(240)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	326	(240)	-	-
Other Income/(expense)	(1)	(1)	-	-
Income/(loss) before Interest Expense and Income Taxes	325	(241)	-	-
Interest Expense	(191)	(766)	-	-
Income/(loss) before Reorganization Items and Income Taxes	134	(1,006)	-	-
Reorganization Items, net	83	83	-	-
Income/(loss) before Income Taxes	$51	$(1,089)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Oceania Tanker Corporation		OSG 192 LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$219	$570	$-	$-
Time and bareboat charter revenues	-	-	706	2,641
Voyage charter revenues	-	-	-	23
	219	570	706	2,664
Operating Expenses:
Voyage expenses	(0)	-	9	34
Vessel expenses	203	743	23	113
Charter hire expenses	-	-	-	-
Depreciation and amortization	344	1,094	188	700
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	547	1,838	220	847
Income/(loss) from Vessel Operations	(328)	(1,268)	486	1,816
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(328)	(1,268)	486	1,816
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(328)	(1,268)	486	1,816
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(328)	(1,268)	486	1,816
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(328)	$(1,268)	$486	$1,816

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG 209 LLC		OSG 214 LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	721	2,751	700	2,494
Voyage charter revenues	2	21	51	212
	723	2,772	751	2,706
Operating Expenses:
Voyage expenses	9	40	71	250
Vessel expenses	12	113	39	189
Charter hire expenses	-	-	-	-
Depreciation and amortization	173	651	220	814
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	195	804	330	1,253
Income/(loss) from Vessel Operations	528	1,967	420	1,452
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	528	1,967	420	1,452
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	528	1,967	420	1,452
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	528	1,967	420	1,452
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$528	$1,967	$420	$1,452

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG 215 Corporation		OSG 242 LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,260	3,973
Voyage charter revenues	-	-	-	942
	-	-	1,260	4,915
Operating Expenses:
Voyage expenses	-	-	24	390
Vessel expenses	-	-	27	123
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	199	746
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	250	1,260
Income/(loss) from Vessel Operations	-	-	1,010	3,655
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,010	3,655
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,010	3,655
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,010	3,655
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$1,010	$3,655

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG 243 LLC		OSG 244 LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	379	379	756	2,968
Voyage charter revenues	485	2,891	35	62
	864	3,271	791	3,030
Operating Expenses:
Voyage expenses	415	602	11	40
Vessel expenses	45	179	79	208
Charter hire expenses	-	-	-	-
Depreciation and amortization	(97)	775	214	801
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	363	1,556	304	1,049
Income/(loss) from Vessel Operations	502	1,715	487	1,981
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	502	1,715	487	1,981
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	502	1,715	487	1,981
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	502	1,715	487	1,981
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$502	$1,715	$487	$1,981

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG 252 LLC		OSG 254 LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	903	903	-	-
Voyage charter revenues	(7)	4,273	877	2,704
	896	5,176	877	2,704
Operating Expenses:
Voyage expenses	(5)	1,234	17	31
Vessel expenses	26	73	(112)	212
Charter hire expenses	-	-	-	-
Depreciation and amortization	224	835	262	996
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	244	2,141	167	1,239
Income/(loss) from Vessel Operations	652	3,035	710	1,466
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	652	3,035	710	1,466
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	652	3,035	710	1,466
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	652	3,035	710	1,466
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$652	$3,035	$710	$1,466

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG 300 LLC		OSG 400 LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(8)	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(8)	(1)
Income/(loss) from Vessel Operations	-	-	8	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	8	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	8	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	8	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$8	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG America L.P.		OSG America LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	1,367	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	383	1,366	-	-
Income/(loss) from Vessel Operations	(383)	(1,366)	-	-
Equity in Income/(loss) of Affiliated Companies	-	2,614	-	-
Operating Income/(loss)	(383)	1,248	-	-
Other Income/(expense)	7	16	-	-
Income/(loss) before Interest Expense and Income Taxes	(376)	1,264	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(376)	1,264	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(376)	$1,264	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	174	748
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	71	262
General and administrative	-	-	6	23
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	251	1,032
Income/(loss) from Vessel Operations	-	-	(251)	(1,032)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(251)	(1,032)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(251)	(1,032)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(251)	(1,032)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(251)	$(1,032)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Constitution LLC		OSG Courageous LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	197	785
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	70	269
General and administrative	-	-	6	24
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	274	1,079
Income/(loss) from Vessel Operations	-	-	(274)	(1,079)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(274)	(1,079)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(274)	(1,079)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(274)	(1,079)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(274)	$(1,079)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,244	14,088	-	-
	4,244	14,088	-	-
Operating Expenses:
Voyage expenses	652	2,890	-	-
Vessel expenses	2,078	4,425	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,024	3,845	-	-
General and administrative	22	70	-	-
(Gain)/loss on disposal of vessels	-	-	-	27
Total Operating Expenses	3,774	11,230	-	27
Income/(loss) from Vessel Operations	470	2,857	-	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	470	2,857	-	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	470	2,857	-	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	470	2,857	-	(27)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$470	$2,857	$-	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Endeavor LLC		OSG Endurance LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	204	722
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	287
General and administrative	-	-	6	22
(Gain)/loss on disposal of vessels	16	16	-	-
Total Operating Expenses	16	16	285	1,031
Income/(loss) from Vessel Operations	(16)	(16)	(285)	(1,031)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(16)	(285)	(1,031)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(16)	(285)	(1,031)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(16)	(285)	(1,031)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(16)	$(16)	$(285)	$(1,031)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Enterprise LLC		OSG Financial Corp.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	176	753	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	108	389	-	-
General and administrative	6	22	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	289	1,165	-	-
Income/(loss) from Vessel Operations	(289)	(1,165)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(289)	(1,165)	-	-
Other Income/(expense)	-	-	(171)	(174)
Income/(loss) before Interest Expense and Income Taxes	(289)	(1,165)	(171)	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(289)	(1,165)	(171)	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(289)	$(1,165)	$(171)	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Freedom LLC		OSG Honour LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	8	16	198	779
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	57	209
General and administrative	-	-	6	24
(Gain)/loss on disposal of vessels	-	1,038	-	-
Total Operating Expenses	8	1,344	260	1,011
Income/(loss) from Vessel Operations	(8)	(1,344)	(260)	(1,011)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(8)	(1,344)	(260)	(1,011)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(8)	(1,344)	(260)	(1,011)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(8)	(1,344)	(260)	(1,011)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(8)	$(1,344)	$(260)	$(1,011)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Independence LLC		OSG Intrepid LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	7	-	-
Vessel expenses	227	740	144	884
Charter hire expenses	-	-	-	-
Depreciation and amortization	(85)	215	75	408
General and administrative	7	24	6	25
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	148	987	225	1,317
Income/(loss) from Vessel Operations	(148)	(987)	(225)	(1,317)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(148)	(987)	(225)	(1,317)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(148)	(987)	(225)	(1,317)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(148)	(987)	(225)	(1,317)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(148)	$(987)	$(225)	$(1,317)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Liberty LLC		OSG Lightering LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	6,050	30,498
	-	-	6,050	30,498
Operating Expenses:
Voyage expenses	-	-	3,693	20,000
Vessel expenses	-	-	365	2,193
Charter hire expenses	-	-	1,555	8,901
Depreciation and amortization	-	-	659	2,332
General and administrative	-	-	243	818
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	6,515	34,244
Income/(loss) from Vessel Operations	-	-	(465)	(3,746)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(465)	(3,746)
Other Income/(expense)	-	-	1	2
Income/(loss) before Interest Expense and Income Taxes	-	-	(464)	(3,744)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(464)	(3,744)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(464)	$(3,744)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 89 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 90 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	22
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	16	16	-	-
Total Operating Expenses	16	16	6	22
Income/(loss) from Vessel Operations	(16)	(16)	(6)	(22)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(16)	(6)	(22)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(16)	(6)	(22)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(16)	(6)	(22)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(16)	$(16)	$(6)	$(22)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 91of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Navigator LLC		OSG New York, Inc.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$502	$1,812
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,138	3,493
	-	-	1,640	5,306
Operating Expenses:
Voyage expenses	-	-	566	1,854
Vessel expenses	198	746	9	30
Charter hire expenses	-	-	1,031	3,941
Depreciation and amortization	68	251	-	-
General and administrative	6	23	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	272	1,021	1,605	5,824
Income/(loss) from Vessel Operations	(272)	(1,021)	34	(518)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(272)	(1,021)	34	(518)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(272)	(1,021)	34	(518)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(272)	(1,021)	34	(518)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(272)	$(1,021)	$34	$(518)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 92of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 93of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 94 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	8	13
Total Operating Expenses	-	-	8	13
Income/(loss) from Vessel Operations	-	-	(8)	(13)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(8)	(13)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(8)	(13)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(8)	(13)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(8)	$(13)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 95of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	258	1,008
General and administrative	-	-	4,017	12,587
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	4,275	13,595
Income/(loss) from Vessel Operations	-	0	(4,275)	(13,595)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,275)	(13,595)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,275)	(13,595)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,275)	(13,595)
Reorganization Items, net	-	-	-	1
Income/(loss) before Income Taxes	$-	$0	$(4,275)	$(13,596)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 96 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-
Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 97 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,568	5,992	1,491	5,698
Voyage charter revenues	-	2	-	26
	1,568	5,994	1,491	5,723
Operating Expenses:
Voyage expenses	20	77	21	96
Vessel expenses	465	1,936	515	1,993
Charter hire expenses	711	2,739	699	2,693
Depreciation and amortization	8	29	23	110
General and administrative	16	59	17	61
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,220	4,840	1,275	4,954
Income/(loss) from Vessel Operations	348	1,154	216	770
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	348	1,154	216	770
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	348	1,154	216	770
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	348	1,154	216	770
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$348	$1,154	$216	$770

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 98of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(2)	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(2)	(2)	-	-
Income/(loss) from Vessel Operations	2	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 99of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Houston LLC		Overseas Integrity LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,309	5,002	-	-
Voyage charter revenues	-	-	-	-
	1,309	5,002	-	-
Operating Expenses:
Voyage expenses	5	21	-	-
Vessel expenses	505	1,995	-	(3)
Charter hire expenses	664	2,559	-	-
Depreciation and amortization	61	220	-	-
General and administrative	16	60	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,253	4,855	-	(3)
Income/(loss) from Vessel Operations	56	148	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	56	148	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	56	148	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	56	148	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$56	$148	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	page 100of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,302	4,976	1,302	4,968
Voyage charter revenues	-	-	-	7
	1,302	4,976	1,302	4,975
Operating Expenses:
Voyage expenses	11	41	11	48
Vessel expenses	544	1,967	494	1,983
Charter hire expenses	665	2,563	668	2,574
Depreciation and amortization	48	172	49	176
General and administrative	16	58	16	59
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,283	4,801	1,238	4,841
Income/(loss) from Vessel Operations	19	174	64	133
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	19	174	64	133
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	19	174	64	133
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	19	174	64	133
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$19	$174	$64	$133

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,491	5,672	-	-
Voyage charter revenues	-	26	-	-
	1,491	5,698	-	-
Operating Expenses:
Voyage expenses	23	105	-	-
Vessel expenses	488	2,040	-	5
Charter hire expenses	711	2,710	-	-
Depreciation and amortization	11	41	-	-
General and administrative	16	60	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,249	4,955	-	5
Income/(loss) from Vessel Operations	242	743	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	242	743	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	242	743	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	242	743	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$242	$743	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas New York LLC		Overseas Nikiski LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,267	4,842	1,491	5,698
Voyage charter revenues	-	-	-	21
	1,267	4,842	1,491	5,719
Operating Expenses:
Voyage expenses	5	20	20	100
Vessel expenses	536	1,930	518	1,943
Charter hire expenses	672	2,588	700	2,697
Depreciation and amortization	20	72	33	155
General and administrative	16	59	16	60
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,249	4,669	1,288	4,955
Income/(loss) from Vessel Operations	18	173	203	763
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	18	173	203	763
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	18	173	203	763
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	18	173	203	763
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$18	$173	$203	$763

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	10	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	10	10	-	-
Income/(loss) from Vessel Operations	(10)	(10)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(10)	(10)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(10)	(10)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(10)	(10)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(10)	$(10)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	3,921	14,893
Voyage charter revenues	-	-	-	-
	-	-	3,921	14,893
Operating Expenses:
Voyage expenses	-	-	34	115
Vessel expenses	-	3	1,130	4,061
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	822	3,159
General and administrative	-	-	33	121
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	3	2,019	7,457
Income/(loss) from Vessel Operations	-	(3)	1,902	7,436
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	1,902	7,436
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	1,902	7,436
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	1,902	7,436
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(3)	$1,902	$7,436

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,624	6,206	1,820	6,209
Voyage charter revenues	-	6	-	-
	1,624	6,212	1,820	6,209
Operating Expenses:
Voyage expenses	27	90	23	79
Vessel expenses	535	1,966	527	1,964
Charter hire expenses	736	2,806	676	2,580
Depreciation and amortization	2	8	18	44
General and administrative	16	59	16	60
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,316	4,929	1,260	4,727
Income/(loss) from Vessel Operations	308	1,284	560	1,481
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	308	1,284	560	1,481
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	308	1,284	560	1,481
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	308	1,284	560	1,481
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$308	$1,284	$560	$1,481

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Pearlmar Limited		Petromar Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$489	$1,736	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5	7	872	2,810
	494	1,743	872	2,810
Operating Expenses:
Voyage expenses	1	3	428	1,525
Vessel expenses	181	1,014	188	569
Charter hire expenses	-	-	-	-
Depreciation and amortization	200	757	158	596
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	382	1,773	774	2,689
Income/(loss) from Vessel Operations	112	(31)	97	121
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	112	(31)	97	121
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	112	(31)	97	121
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	112	(31)	97	121
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$112	$(31)	$97	$121

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	807	3,120	860	3,314
	807	3,120	860	3,314
Operating Expenses:
Voyage expenses	623	2,082	493	2,128
Vessel expenses	3	29	2	12
Charter hire expenses	458	1,749	458	1,749
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,083	3,861	953	3,890
Income/(loss) from Vessel Operations	(277)	(740)	(93)	(576)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(277)	(740)	(93)	(576)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(277)	(740)	(93)	(576)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(277)	(740)	(93)	(576)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(277)	$(740)	$(93)	$(576)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Queens Product Tanker Corporation		Reymar Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$308	$1,268
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3	14	4	8
	3	14	312	1,276
Operating Expenses:
Voyage expenses	1	5	1	2
Vessel expenses	3	89	236	1,263
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	181	683
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	5	94	417	1,949
Income/(loss) from Vessel Operations	(1)	(80)	(105)	(673)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(80)	(105)	(673)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(80)	(105)	(673)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(80)	(105)	(673)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(1)	$(80)	$(105)	$(673)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	848	2,181	(146)	862
	848	2,636	(146)	862
Operating Expenses:
Voyage expenses	349	1,013	(2)	511
Vessel expenses	2	14	14	361
Charter hire expenses	453	1,614	0	626
Depreciation and amortization	-	-	(2)	80
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	804	2,641	11	1,577
Income/(loss) from Vessel Operations	44	(6)	(157)	(715)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	44	(6)	(157)	(715)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	44	(6)	(157)	(715)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	44	(6)	(157)	(715)
Reorganization Items, net	-	-	(25)	(1,852)
Income/(loss) before Income Taxes	$44	$(6)	$(132)	$1,137

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$812	$1,873	$-	$-
Time and bareboat charter revenues	-	-	336	1,284
Voyage charter revenues	-	-	2	4
	812	1,873	338	1,288
Operating Expenses:
Voyage expenses	52	152	11	36
Vessel expenses	349	1,037	152	759
Charter hire expenses	-	-	-	-
Depreciation and amortization	189	770	197	738
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	591	1,959	360	1,533
Income/(loss) from Vessel Operations	221	(86)	(23)	(245)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	221	(86)	(23)	(245)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	221	(86)	(23)	(245)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	221	(86)	(23)	(245)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$221	$(86)	$(23)	$(245)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Rubymar Limited		Sakura Transport Corp.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$1,010	$2,459
Time and bareboat charter revenues	262	1,000	-	-
Voyage charter revenues	-	-	-	-
	262	1,000	1,010	2,459
Operating Expenses:
Voyage expenses	-	(0)	40	148
Vessel expenses	(1)	1	201	810
Charter hire expenses	-	-	-	-
Depreciation and amortization	189	719	230	865
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	188	720	471	1,823
Income/(loss) from Vessel Operations	74	281	539	636
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	74	281	539	636
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	74	281	539	636
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	74	281	539	636
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$74	$281	$539	$636

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	350	1,338	-	-
Voyage charter revenues	3	(3)	1,706	5,308
	353	1,335	1,706	5,308
Operating Expenses:
Voyage expenses	8	44	338	1,749
Vessel expenses	160	533	340	1,088
Charter hire expenses	-	-	-	-
Depreciation and amortization	167	637	153	591
General and administrative	-	-	16	51
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	335	1,214	846	3,479
Income/(loss) from Vessel Operations	18	121	860	1,829
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	18	121	860	1,829
Other Income/(expense)	(0)	(0)	-	-
Income/(loss) before Interest Expense and Income Taxes	18	121	860	1,829
Interest Expense	(40)	(172)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(22)	(51)	860	1,829
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(22)	$(51)	$860	$1,829

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$535	$200	$795
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	43	969	-	-
	43	1,504	200	795
Operating Expenses:
Voyage expenses	8	694	-	(6)
Vessel expenses	5	417	298	959
Charter hire expenses	-	906	-	-
Depreciation and amortization	14	56	132	495
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	27	2,072	430	1,449
Income/(loss) from Vessel Operations	16	(568)	(230)	(654)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	16	(568)	(230)	(654)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	16	(568)	(230)	(654)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	16	(568)	(230)	(654)
Reorganization Items, net	(6)	(2)	-	-
Income/(loss) before Income Taxes	$22	$(567)	$(230)	$(654)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$200	$744	$434	$1,682
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	200	744	434	1,682
Operating Expenses:
Voyage expenses	-	-	(1)	3
Vessel expenses	317	1,267	195	606
Charter hire expenses	-	-	364	1,391
Depreciation and amortization	289	1,092	15	51
General and administrative	5	38	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	611	2,397	573	2,051
Income/(loss) from Vessel Operations	(411)	(1,653)	(139)	(370)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(411)	(1,653)	(139)	(370)
Other Income/(expense)	0	0	-	-
Income/(loss) before Interest Expense and Income Taxes	(411)	(1,653)	(139)	(370)
Interest Expense	(32)	(109)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(443)	(1,761)	(139)	(370)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(443)	$(1,761)	$(139)	$(370)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$475	$1,605	$-	$(38)
Time and bareboat charter revenues	-	-	379	1,452
Voyage charter revenues	3	3	-	-
	478	1,608	379	1,414
Operating Expenses:
Voyage expenses	2	5	-	-
Vessel expenses	45	613	226	914
Charter hire expenses	-	-	-	-
Depreciation and amortization	197	738	129	484
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	243	1,356	355	1,398
Income/(loss) from Vessel Operations	235	253	24	17
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	235	253	24	17
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	235	253	24	17
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	235	253	24	17
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$235	$253	$24	$17

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	392	1,498
Voyage charter revenues	1,111	3,551	-	-
	1,111	3,551	392	1,498
Operating Expenses:
Voyage expenses	652	2,321	-	-
Vessel expenses	179	688	2	8
Charter hire expenses	-	-	392	1,498
Depreciation and amortization	103	393	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	934	3,401	394	1,506
Income/(loss) from Vessel Operations	177	150	(2)	(8)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	177	150	(2)	(8)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	177	150	(2)	(8)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	177	150	(2)	(8)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$177	$150	$(2)	$(8)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$1,278	$6,124	$260	$1,416
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	3	3
	1,278	6,124	264	1,419
Operating Expenses:
Voyage expenses	-	(282)	9	19
Vessel expenses	20	64	(77)	455
Charter hire expenses	2,064	7,884	323	1,730
Depreciation and amortization	-	-	5	34
General and administrative	103	276	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	2,187	7,942	260	2,238
Income/(loss) from Vessel Operations	(908)	(1,818)	4	(819)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(908)	(1,818)	4	(819)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(908)	(1,818)	4	(819)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(908)	(1,818)	4	(819)
Reorganization Items, net	-	-	445	445
Income/(loss) before Income Taxes	$(908)	$(1,818)	$(441)	$(1,264)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$1,054	$1,889
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	1,054	1,889
Operating Expenses:
Voyage expenses	-	-	(0)	40
Vessel expenses	-	-	318	949
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	246	930
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	564	1,919
Income/(loss) from Vessel Operations	-	-	490	(31)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	490	(31)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	490	(31)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	490	(31)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$490	$(31)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$50	$1,224
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	50	1,224
Operating Expenses:
Voyage expenses	-	-	3	7
Vessel expenses	-	-	(57)	403
Charter hire expenses	-	-	271	1,676
Depreciation and amortization	-	-	6	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	224	2,120
Income/(loss) from Vessel Operations	-	-	(174)	(896)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(174)	(896)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(174)	(896)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(174)	(896)
Reorganization Items, net	-	-	435	435
Income/(loss) before Income Taxes	$-	$-	$(609)	$(1,330)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Troy Product Corporation		Urban Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$433	$1,643
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	433	1,635
Operating Expenses:
Voyage expenses	-	-	1	(30)
Vessel expenses	-	-	4	18
Charter hire expenses	-	-	452	1,724
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	457	1,713
Income/(loss) from Vessel Operations	-	-	(24)	(78)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(24)	(78)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(24)	(78)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(24)	(78)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(24)	$(78)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Vega Tanker Corporation		View Tanker Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$(27)
Time and bareboat charter revenues	-	-	399	1,526
Voyage charter revenues	-	-	-	-
	-	-	399	1,500
Operating Expenses:
Voyage expenses	-	-	7	37
Vessel expenses	26	26	4	15
Charter hire expenses	-	-	399	1,526
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	26	26	411	1,579
Income/(loss) from Vessel Operations	(26)	(26)	(12)	(79)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(26)	(26)	(12)	(79)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(26)	(26)	(12)	(79)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(26)	(26)	(12)	(79)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(26)	$(26)	$(12)	$(79)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	869	3,516
	-	-	869	3,516
Operating Expenses:
Voyage expenses	-	-	528	1,832
Vessel expenses	-	-	2	2
Charter hire expenses	-	-	387	1,692
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	916	3,525
Income/(loss) from Vessel Operations	-	-	(47)	(10)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(47)	(10)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(47)	(10)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(47)	(10)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(47)	$(10)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$-	$19,800	$65,991
Time and bareboat charter revenues	-	-	28,168	104,551
Voyage charter revenues	-	-	33,228	138,643
	-	-	81,195	309,185
Operating Expenses:
Voyage expenses	-	-	15,867	70,187
Vessel expenses	-	-	20,527	80,034
Charter hire expenses	-	-	21,752	93,857
Depreciation and amortization	-	-	14,711	58,234
General and administrative	-	-	2,320	12,587
(Gain)/loss on disposal of vessels	-	-	40	1,106
Total Operating Expenses	-	-	75,218	316,005
Income/(loss) from Vessel Operations	-	-	5,977	(6,820)
Equity in Income/(loss) of Affiliated Companies	-	-	2,561	13,459
Operating Income/(loss)	-	-	8,539	6,639
Other Income/(expense)	-	-	(800)	(4,674)
Income/(loss) before Interest Expense and Income Taxes	-	-	7,738	1,965
Interest Expense	-	-	(929)	(3,556)
Income/(loss) before Reorganization Items and Income Taxes	-	-	6,810	(1,591)
Reorganization Items, net	-	-	11,330	30,679
Income/(loss) before Income Taxes	$-	$-	$(4,520)	$(32,270)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Eliminations		Consolidated Debtors
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(242)	$19,800	$65,748
Time and bareboat charter revenues	(1,052)	(4,609)	27,116	99,942
Voyage charter revenues	-	-	33,228	138,643
	(1,052)	(4,851)	80,143	304,334
Operating Expenses:
Voyage expenses	-	-	15,867	70,187
Vessel expenses	-	-	20,527	80,034
Charter hire expenses	(1,052)	(4,851)	20,700	89,006
Depreciation and amortization	-	-	14,711	58,234
General and administrative	-	-	2,320	12,587
(Gain)/loss on disposal of vessels	-	-	40	1,106
Total Operating Expenses	(1,052)	(4,851)	74,166	311,154
Income/(loss) from Vessel Operations	-	-	5,977	(6,820)
Equity in Income/(loss) of Affiliated Companies	-	-	2,561	13,459
Operating Income/(loss)	-	-	8,539	6,639
Other Income/(expense)	-	-	(800)	(4,674)
Income/(loss) before Interest Expense and Income Taxes	-	-	7,738	1,965
Interest Expense	-	-	(929)	(3,556)
Income/(loss) before Reorganization Items and Income Taxes	-	-	6,810	(1,591)
Reorganization Items, net	-	-	11,330	30,679
Income/(loss) before Income Taxes	$-	$-	$(4,520)	$(32,270)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Total Non-Debtors		Eliminations
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$-	$(33)
Time and bareboat charter revenues	-	47
Voyage charter revenues	(167)	(167)
	(167)	(153)	-	-
Operating Expenses:
Voyage expenses	(67)	(362)
Vessel expenses	38	1,381
Charter hire expenses	-	244
Depreciation and amortization	(55)	(202)
General and administrative	1,349	6,969
(Gain)/loss on disposal of vessels	(11)	(6)
Total Operating Expenses	1,253	8,024	-	-
Income/(loss) from Vessel Operations	(1,420)	(8,177)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-
Operating Income/(loss)	(1,420)	(8,177)	-	-
Other Income/(expense)	631	4,733
Income/(loss) before Interest Expense and Income Taxes	(789)	(3,444)	-	-
Interest Expense	-	0
Income/(loss) before Reorganization Items and Income Taxes	(789)	(3,444)	-	-
Reorganization Items, net	-	-
Income/(loss) before Income Taxes	$(789)	$(3,444)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from February 1 - 28, 2013 and November 14, 2012 through February 28, 2013

	Consolidated Overseas Shipholding Group, Inc.
($000s)	February 1 - 28, 2013	November 14, 2012 - February 28, 2013

Shipping Revenues:

Pool revenues	$19,800	$65,716
Time and bareboat charter revenues	27,116	99,990
Voyage charter revenues	33,062	138,477
	79,978	304,183
Operating Expenses:
Voyage expenses	15,800	69,825
Vessel expenses	20,565	81,415
Charter hire expenses	20,700	89,250
Depreciation and amortization	14,656	58,032
General and administrative	3,670	19,557
(Gain)/loss on disposal of vessels	28	1,098
Total Operating Expenses	75,419	319,177
Income/(loss) from Vessel Operations	4,559	(14,994)
Equity in Income/(loss) of Affiliated Companies	2,561	13,459
Operating Income/(loss)	7,120	(1,535)
Other Income/(expense)	(169)	59
Income/(loss) before Interest Expense and Income Taxes	6,951	(1,476)
Interest Expense	(929)	(3,557)
Income/(loss) before Reorganization Items and Income Taxes	6,022	(5,033)
Reorganization Items, net	11,330	30,679
Income/(loss) before Income Taxes	$(5,308)	$(35,712)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$311,118	$3,986	$70,776	$46,300	$48,162	$-	$-	$-	$-
Voyage receivables	530	78	(990)	(994)	-	-	2,611	2,768	-	-
Other receivables	26,385	26,351	13,363	12,931	746	380	27	32	(1)	(1)
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	13,158	(133)	69	-	-	75	95	18	100
Total Current Assets	363,738	350,706	16,227	82,783	47,046	48,542	2,713	2,895	18	99
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	49,821	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	2,070	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	51,891	-	-
Investments in Affiliated Companies	38	38	(2,998)	8,030	-	-	-	-	231,376	241,155
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	269,142	180,732	122,963	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	331,409	339,231	339,233	986,889	986,889	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,840	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	81	-	1,881	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	10,018	-	27,433	-	7,427	-	165	-	-
Other Assets	0	0	6	17	237	332	257	234	-	-
Total Assets	$1,789,319	$1,788,232	$4,057,090	$4,106,207	$2,550,477	$2,559,495	$72,103	$71,521	$495,057	$504,919

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	18,944	-	(931)	55	1,152	1,150	1,155	-	-
Total Current Liabilities Not Subject to Compromise	8,019	18,944	-	(931)	55	1,152	1,150	1,155	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	76,060	-	50,707	-	503	-	-
Post-petition intercompany payables to non-debtors	-	-	-	2,819	-	-	-	181	-	-
Post-petition intercompany payables to other debtors	-	3,623	-	39,493	-	6,551	-	-	-	33
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	1,808	1,840	-	-	43	29
Total Liabilities Not Subject to Compromise	8,019	22,568	-	117,441	1,863	60,250	1,150	1,839	43	62

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	29,814	1,932,666	1,932,748	1,079,806	1,079,806	-	-	39	39
Other liabilities	2,231,657	2,231,673	509	509	403	1,615	47,270	47,066	-	-
Total Liabilities Subject to Compromise	2,274,068	2,274,165	2,478,631	2,403,714	1,189,407	1,140,620	75,397	75,193	56	56

Total Liabilities	2,282,087	2,296,732	2,478,631	2,521,155	1,191,270	1,200,870	76,547	77,032	99	118
Equity:
Total Equity	(492,769)	(508,500)	1,578,459	1,585,052	1,359,207	1,358,625	(4,444)	(5,510)	494,959	504,801
Total Liabilities and Equity	$1,789,319	$1,788,232	$4,057,090	$4,106,207	$2,550,477	$2,559,495	$72,103	$71,521	$495,057	$504,919

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,832	153	1,734	2,957	6,382	(62)	(62)	2,562	2,741
Other receivables	11	(17)	(24)	(10)	2,741	105	131	131	6	18
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	33	21	34	528	498	-	-	388	39
Total Current Assets	1,579	1,849	150	1,757	6,226	6,985	69	69	2,995	2,799
Vessels and other property, less accumulated depreciation	34,822	34,248	34,750	34,182	228	-	-	-	51,954	51,263
Deferred drydock expenditures, net	674	586	401	312	1,800	-	-	-	1,747	1,607
Total Vessels, Deferred Drydock and Other Property	35,496	34,835	35,151	34,494	2,028	-	-	-	53,701	52,869
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	640	-	-	-	-	-	-	-	1,413
Other Assets	53	84	67	29	55	-	-	-	(1)	(1)
Total Assets	$41,358	$41,637	$43,893	$44,806	$14,825	$13,501	$707	$707	$64,121	$64,507

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	40	708	745	116	275	-	-	41	157
Total Current Liabilities Not Subject to Compromise	44	40	708	745	116	275	-	-	41	157

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	169	-	187	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	322	-	1,433	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	209	708	1,255	116	1,708	-	-	41	157

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,950	19,953	19,950	19,953	-	-	-	-	-	-
Total Liabilities Subject to Compromise	27,006	27,010	27,878	27,881	29,620	29,620	147	147	6,325	6,325

Total Liabilities	27,050	27,219	28,586	29,136	29,736	31,328	147	147	6,366	6,482
Equity:
Total Equity	14,308	14,418	15,308	15,670	(14,912)	(17,827)	560	560	57,755	58,025
Total Liabilities and Equity	$41,358	$41,637	$43,893	$44,806	$14,825	$13,501	$707	$707	$64,121	$64,507

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	1,449	(22)	-	1,480	2,099	270	1,768	455	454
Other receivables	14	22	-	(22)	20	18	(27)	(7)	3,779	3,779
Inventory	318	29	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	29	1,071	-	23	33	21	33	4,651	4,651
Total Current Assets	1,769	1,528	1,049	(22)	1,523	2,150	748	1,794	8,884	8,883
Vessels and other property, less accumulated depreciation	26,361	25,872	-	-	35,473	34,923	35,287	34,738	-	-
Deferred drydock expenditures, net	1,657	1,532	-	-	534	416	395	325	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	27,404	-	-	36,006	35,339	35,682	35,064	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,519	-	810	-	-	-	-	-	-
Other Assets	33	20	-	261	46	42	(24)	(18)	-	-
Total Assets	$45,929	$46,579	$1,934	$1,934	$53,013	$52,968	$52,233	$52,667	$9,523	$9,522

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	499	4	4	928	40	469	112	57	57
Total Current Liabilities Not Subject to Compromise	374	499	4	4	928	40	469	112	57	57

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	179	-	223	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	408	-	204	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	499	4	4	928	628	469	538	57	57

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,950	19,953	19,950	19,953	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,564	36,568	37,731	37,734	1,997	1,997

Total Liabilities	17,787	17,912	844	844	37,492	37,196	38,200	38,273	2,053	2,053
Equity:
Total Equity	28,142	28,667	1,090	1,090	15,521	15,773	14,033	14,395	7,470	7,469
Total Liabilities and Equity	$45,929	$46,579	$1,934	$1,934	$53,013	$52,968	$52,233	$52,667	$9,523	$9,522

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	2,666	1,578	1,832	330	330	1,936	1,248	1,699	2,773
Other receivables	15	15	6	(2)	26	26	2	0	(4)	13
Inventory	150	562	-	-	-	-	182	346	323	232
Prepaid expenses and other current assets	273	501	29	33	31	31	23	33	19	38
Total Current Assets	2,631	3,744	1,612	1,863	386	387	2,143	1,626	2,037	3,056
Vessels and other property, less accumulated depreciation	-	-	35,133	34,572	-	-	35,037	34,475	41,872	41,402
Deferred drydock expenditures, net	-	-	762	626	-	-	726	611	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	35,197	-	-	35,762	35,086	41,872	41,402
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	791	-	-	-	1,279	-	1,172
Other Assets	-	-	30	30	-	-	(114)	(60)	2	2
Total Assets	$22,146	$23,259	$42,697	$43,041	$2,130	$2,131	$50,976	$51,116	$43,926	$45,648

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	972	42	57	-	-	571	257	63	325
Total Current Liabilities Not Subject to Compromise	478	972	42	57	-	-	571	257	63	325

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	192	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	630	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	1,602	42	249	-	-	571	257	63	325

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	-	19,950	19,953	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	23,009	28,159	28,163	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	24,611	28,202	28,412	1,193	1,193	10,616	10,301	42,851	43,114
Equity:
Total Equity	(1,340)	(1,352)	14,496	14,629	936	937	40,360	40,815	1,075	2,534
Total Liabilities and Equity	$22,146	$23,259	$42,697	$43,041	$2,130	$2,131	$50,976	$51,116	$43,926	$45,648

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	1,758	3,187	3,360	171	172	-	-	697	958
Other receivables	-	-	28	34	(53)	(53)	-	-	13	164
Inventory	433	365	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	498	96	82	221	221	-	-	44	44
Total Current Assets	1,941	2,621	3,311	3,476	339	340	-	-	753	1,166
Vessels and other property, less accumulated depreciation	-	-	38,944	38,323	-	-	59,564	59,991	141	-
Deferred drydock expenditures, net	-	-	1,486	1,407	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	39,730	-	-	59,564	59,991	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	126	-	-	-	-	-	-
Other Assets	(9)	(9)	(37)	(2)	-	-	-	-	105	-
Total Assets	$24,241	$24,921	$56,032	$55,658	$1,611	$1,611	$81,926	$82,353	$11,345	$10,907

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	582	321	189	249	249	-	-	609	518
Total Current Liabilities Not Subject to Compromise	59	582	321	189	249	249	-	-	609	518

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	185	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	343	-	-	-	-	-	241	-	671
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	925	321	189	249	249	-	427	(245)	1,189

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	25,746	6,460	6,460	1,208	1,208	81,826	81,826	15,771	15,771

Total Liabilities	25,805	26,671	6,782	6,649	1,457	1,457	81,826	82,253	15,526	16,960
Equity:
Total Equity	(1,564)	(1,750)	49,250	49,008	154	154	100	100	(4,181)	(6,052)
Total Liabilities and Equity	$24,241	$24,921	$56,032	$55,658	$1,611	$1,611	$81,926	$82,353	$11,345	$10,907

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	413	195	2	205	10	67	68	908	2,074
Other receivables	(3)	(5)	22	31	(9)	(13)	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	752	584
Prepaid expenses and other current assets	-	-	47	53	33	39	-	-	3	8
Total Current Assets	707	408	264	87	230	36	67	68	1,662	2,666
Vessels and other property, less accumulated depreciation	-	-	36,005	35,422	37,294	36,692	-	-	-	-
Deferred drydock expenditures, net	-	-	358	263	306	225	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	35,685	37,600	36,916	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	30,925	30,925	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	56	-	763	-	868	-	-	-	-
Other Assets	(3)	(4)	-	-	(41)	(1)	14	14	-	-
Total Assets	$28,802	$28,557	$62,901	$62,808	$65,032	$65,062	$31,024	$31,025	$20,251	$21,255

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	114	461	443	489	406	-	-	19	281
Total Current Liabilities Not Subject to Compromise	279	114	461	443	489	406	-	-	19	281

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	156
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	114	461	443	489	406	-	-	19	437

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	-	-	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	-	-	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	-	-	24,230	24,230

Total Liabilities	48,289	48,105	20,811	20,793	21,242	21,159	-	-	24,249	24,667
Equity:
Total Equity	(19,488)	(19,547)	42,091	42,015	43,790	43,903	31,024	31,025	(3,998)	(3,413)
Total Liabilities and Equity	$28,802	$28,557	$62,901	$62,808	$65,032	$65,062	$31,024	$31,025	$20,251	$21,255

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	3,575	1,991	1,877	90	0	-	-	758	723
Other receivables	11	(3)	-	-	-	-	-	-	4	50
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	39	241	350	-	-	-	-	42	54
Total Current Assets	2,667	3,611	2,232	2,227	90	0	-	-	805	828
Vessels and other property, less accumulated depreciation	51,896	51,203	-	-	-	-	-	-	56,274	55,599
Deferred drydock expenditures, net	1,873	1,726	-	-	-	-	-	-	43	35
Total Vessels, Deferred Drydock and Other Property	53,768	52,929	-	-	-	-	-	-	56,317	55,634
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,933	-	173	-	96	-	-	-	109
Other Assets	(58)	(11)	-	-	-	-	-	-	136	111
Total Assets	$63,377	$64,850	$10,027	$10,194	$522	$527	$-	$-	$61,132	$60,556

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,246	-	0	-	-	-	-	660	378
Total Current Liabilities Not Subject to Compromise	102	1,246	-	0	-	-	-	-	660	378

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	531
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	493	697	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,246	493	697	-	-	-	-	660	909

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	-	10	10	-	-	36,973	36,730
Total Liabilities Subject to Compromise	6,330	6,330	11,523	11,523	111	111	-	-	44,628	44,385

Total Liabilities	6,431	7,576	12,015	12,219	111	111	-	-	45,288	45,294
Equity:
Total Equity	56,946	57,274	(1,989)	(2,025)	410	416	-	-	15,844	15,262
Total Liabilities and Equity	$63,377	$64,850	$10,027	$10,194	$522	$527	$-	$-	$61,132	$60,556

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	(39)	3,455	1,413	1,711	568	2,422	844	243	244
Other receivables	(15)	(4)	687	691	883	975	44	135	373	424
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	176	409	99	479	469	-	-
Total Current Assets	(115)	(43)	4,721	2,280	3,003	1,641	2,945	1,449	616	669
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,716	-	681	-	1,393	-	-
Other Assets	-	-	(1)	(1)	(5)	(15)	-	-	51	-
Total Assets	$1,481	$1,553	$37,873	$37,147	$17,655	$16,964	$30,772	$30,668	$2,608	$2,609

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	71	285	214	-	-	100	-	-	-
Total Current Liabilities Not Subject to Compromise	-	71	285	214	-	-	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	214	-	-	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,337	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,408	28,585	28,514	18,441	18,441	23,773	23,673	1,881	1,881
Equity:
Total Equity	144	145	9,288	8,633	(786)	(1,477)	6,999	6,995	727	728
Total Liabilities and Equity	$1,481	$1,553	$37,873	$37,147	$17,655	$16,964	$30,772	$30,668	$2,608	$2,609

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	228	581	545	3,016	2,438	-	-	1,427	1,006
Other receivables	750	750	865	858	8	57	-	-	33	90
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	293	-	-	46	45
Total Current Assets	1,997	978	1,415	1,402	3,534	2,787	-	-	1,506	1,141
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	22,920
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,551
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	24,471
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	948	-	3	-	-	-	-	-	428
Other Assets	-	-	0	0	26	12	-	-	85	85
Total Assets	$15,262	$15,190	$11,965	$11,956	$14,624	$11,959	$-	$-	$33,715	$33,295

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	87	-	-	119	125
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	87	-	-	119	125

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	237	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	325	-	-	119	125

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	-	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	26,407	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,536	26,569	26,731	-	-	32,952	32,958
Equity:
Total Equity	(1,213)	(1,284)	(547)	(580)	(11,944)	(14,772)	-	-	763	337
Total Liabilities and Equity	$15,262	$15,190	$11,965	$11,956	$14,624	$11,959	$-	$-	$33,715	$33,295

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,416	22	(0)	287	287	2,635	3,363	(303)	(301)
Other receivables	73	82	-	-	0	0	7	(0)	0	0
Inventory	-	-	-	-	(0)	(0)	-	-	-	-
Prepaid expenses and other current assets	42	52	335	444	0	0	107	79	-	-
Total Current Assets	1,819	1,550	357	444	288	288	2,749	3,442	(302)	(300)
Vessels and other property, less accumulated depreciation	56,928	56,254	-	-	-	-	38,368	37,545	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,737	-	-
Total Vessels, Deferred Drydock and Other Property	56,928	56,254	-	-	-	-	40,401	39,282	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,074	30,074
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	36	-	-	-	-	-	-	-	-
Other Assets	290	317	-	-	-	-	421	471	-	-
Total Assets	$61,419	$60,540	$6,113	$6,199	$7,341	$7,341	$65,438	$65,063	$29,772	$29,774

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	264	2,054	737	995	995	525	440	0	0
Total Current Liabilities Not Subject to Compromise	423	264	2,054	737	995	995	525	440	0	0

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	392	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	393	-	-	-	629	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	657	2,054	1,130	995	995	525	1,070	0	0

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	-	-
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	-	-
Other liabilities	36,973	36,730	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	44,613	44,370	8,117	8,117	5,815	5,815	11,383	11,383	-	-

Total Liabilities	45,036	45,026	10,170	9,246	6,810	6,810	11,908	12,453	0	0
Equity:
Total Equity	16,383	15,514	(4,058)	(3,047)	531	531	53,530	52,610	29,772	29,774
Total Liabilities and Equity	$61,419	$60,540	$6,113	$6,199	$7,341	$7,341	$65,438	$65,063	$29,772	$29,774

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	4,101	2,099	2,230	1,818	1,444	1,564	1,828	5,877	5,800
Other receivables	179	169	0	10	25	32	-	-	75	75
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	114	33	37	470	122	242	468	917	2,526
Total Current Assets	3,261	4,386	2,132	2,277	2,312	1,597	1,806	2,296	6,869	8,400
Vessels and other property, less accumulated depreciation	105,641	104,529	34,252	33,641	77	246	-	-	-	-
Deferred drydock expenditures, net	-	300	1,546	1,711	16	10	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	105,641	104,828	35,798	35,352	93	256	-	-	-	-
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	476	-	731	-	-	-	-	-	-
Other Assets	380	365	67	39	(185)	(327)	-	-	-	-
Total Assets	$175,261	$176,034	$57,955	$58,356	$13,551	$12,857	$8,594	$9,084	$22,274	$23,805

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	398	39	410	224	509	-	1	5	47
Total Current Liabilities Not Subject to Compromise	239	398	39	410	224	509	-	1	5	47

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	560	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	853	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	876	-	448	-	3,568
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	1,812	39	410	(1,402)	1,385	-	449	5	3,615

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	69,042	68,588	-	-	-	-	-	-	0	-
Total Liabilities Subject to Compromise	81,469	81,014	17,158	17,158	21,857	21,857	9,511	9,511	29,716	29,716

Total Liabilities	81,708	82,826	17,198	17,568	20,455	23,242	9,511	9,960	29,721	33,331
Equity:
Total Equity	93,553	93,208	40,757	40,787	(6,905)	(10,385)	(918)	(876)	(7,448)	(9,526)
Total Liabilities and Equity	$175,261	$176,034	$57,955	$58,356	$13,551	$12,857	$8,594	$9,084	$22,274	$23,805

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,202	-	-	-	-	2,143	1,082	1,368	1,456
Other receivables	21	19	(19)	(19)	-	-	21	(4)	42	22
Inventory	-	-	-	-	-	-	524	267	216	755
Prepaid expenses and other current assets	29	36	0	2	-	-	240	447	263	36
Total Current Assets	2,116	2,257	(19)	(17)	-	-	2,928	1,791	1,889	2,270
Vessels and other property, less accumulated depreciation	35,721	35,059	-	-	-	-	982	930	35,080	34,674
Deferred drydock expenditures, net	1,321	1,313	-	-	-	-	164	103	-	-
Total Vessels, Deferred Drydock and Other Property	37,042	36,372	-	-	-	-	1,146	1,033	35,080	34,674
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,132	-	-	-	-	-	195	-	504
Other Assets	(34)	(34)	(198)	(98)	-	-	(22)	(22)	(20)	(21)
Total Assets	$78,326	$78,929	$27,112	$27,215	$10,114	$10,114	$17,441	$16,386	$55,771	$56,249

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	436	56	112	-	-	719	283	99	545
Total Current Liabilities Not Subject to Compromise	53	436	56	112	-	-	719	283	99	545

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	42	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	436	56	154	-	-	719	283	99	545

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	23,418	15,205	15,205

Total Liabilities	38,506	38,889	5,614	5,712	8,114	8,114	24,137	23,701	15,304	15,750
Equity:
Total Equity	39,820	40,040	21,498	21,503	2,000	2,000	(6,696)	(7,314)	40,468	40,499
Total Liabilities and Equity	$78,326	$78,929	$27,112	$27,215	$10,114	$10,114	$17,441	$16,386	$55,771	$56,249

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	1,803	2,668	696	812	(279)	410	976	0	-
Other receivables	-	-	23	44	27	275	-	(16)	12	21
Inventory	259	675	479	-	206	(0)	52	719	-	-
Prepaid expenses and other current assets	273	491	27	42	246	199	(9)	22	-	-
Total Current Assets	3,397	2,969	3,198	783	1,290	194	454	1,701	12	21
Vessels and other property, less accumulated depreciation	-	-	55,430	54,792	199	-	23,904	23,360	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,589	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	54,792	3,521	-	24,386	24,949	0	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	392	-	2,076	-	282	-	-	-	-
Other Assets	-	-	263	254	(26)	(55)	-	-	13	117
Total Assets	$22,868	$22,831	$65,882	$64,897	$13,253	$8,889	$48,847	$50,657	$56,818	$56,930

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	809	1,398	105	1,021	603	636	708	121	169
Total Current Liabilities Not Subject to Compromise	745	809	1,398	105	1,021	603	636	708	121	169

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	176	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,871	-	105
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	809	1,398	418	2,053	603	636	2,579	121	275

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	-	41,668	41,694	-	134	-	-	-	-
Total Liabilities Subject to Compromise	23,812	23,812	66,967	66,992	26,423	26,557	35,612	35,612	32,351	32,351

Total Liabilities	24,557	24,621	68,364	67,410	28,476	27,161	36,248	38,191	32,472	32,626
Equity:
Total Equity	(1,689)	(1,789)	(2,482)	(2,513)	(15,223)	(18,271)	12,600	12,466	24,346	24,304
Total Liabilities and Equity	$22,868	$22,831	$65,882	$64,897	$13,253	$8,889	$48,847	$50,657	$56,818	$56,930

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,485	(430)	(153)	-	-	3,112	1,148	-	-
Other receivables	21	50	86	124	-	-	427	77	-	-
Inventory	-	-	-	-	-	-	198	747	-	-
Prepaid expenses and other current assets	86	78	62	101	-	-	36	8	-	-
Total Current Assets	3,032	3,613	(282)	73	-	-	3,772	1,979	-	-
Vessels and other property, less accumulated depreciation	40,698	39,785	141,583	140,016	-	-	24,600	24,006	-	-
Deferred drydock expenditures, net	2,099	1,727	-	-	-	-	310	189	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	41,512	141,583	140,016	-	-	24,910	24,195	-	-
Investments in Affiliated Companies	-	-	3,629	3,629	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	12	-	495	-	6	-	2,559	-	-
Other Assets	(2)	(2)	1,143	1,113	9	-	(216)	26	-	-
Total Assets	$57,181	$56,488	$146,113	$145,366	$108	$105	$68,802	$69,096	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	329	424	223	-	-	726	1,212	-	-
Total Current Liabilities Not Subject to Compromise	461	329	424	223	-	-	726	1,212	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	947	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	475	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	329	424	1,644	-	-	726	1,212	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	87,005	86,432	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	146,658	146,085	8	8	31,011	31,011	-	-

Total Liabilities	10,949	10,816	147,081	147,729	8	8	31,738	32,223	-	-
Equity:
Total Equity	46,232	45,672	(968)	(2,362)	100	97	37,064	36,873	953	953
Total Liabilities and Equity	$57,181	$56,488	$146,113	$145,366	$108	$105	$68,802	$69,096	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,303	-	-	881	379
Other receivables	-	-	-	-	(12)	(21)	-	-	-	389
Inventory	-	-	-	-	733	-	-	-	55	742
Prepaid expenses and other current assets	-	-	-	-	25	38	-	-	24	28
Total Current Assets	-	-	-	-	1,824	1,320	-	-	959	1,538
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	41,802	34,414	35,529	47,429	46,846
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	5
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	41,802	34,414	35,529	47,429	46,850
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	2,313	-	-	-	1,980
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$45,435	$34,554	$35,669	$96,023	$97,983

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	432	-	-	277	1,114
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	432	-	-	277	1,114

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	813	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	302	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	432	-	1,115	277	1,114

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,491	34,454	35,569	74,566	75,403
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	2,944	100	100	21,457	22,579
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$45,435	$34,554	$35,669	$96,023	$97,983

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	692	(234)	168	-	-	2,100	2,379	(20)	-
Other receivables	(5)	349	115	103	-	-	114	116	-	-
Inventory	333	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	256	49	61	102	-	-	96	117	9	27
Total Current Assets	2,137	1,089	(57)	374	-	-	2,310	2,612	(11)	27
Vessels and other property, less accumulated depreciation	47	-	138,736	137,172	-	-	79,751	78,619	9,219	8,765
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	21	796	550
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	137,172	-	-	79,920	78,640	10,015	9,315
Investments in Affiliated Companies	-	-	3,788	3,788	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	319	-	-	-	-	-	2,866
Other Assets	(41)	(41)	1,197	1,165	-	-	-	-	-	-
Total Assets	$15,991	$13,516	$144,086	$143,241	$-	$-	$167,097	$166,119	$37,244	$39,449

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	209	325	267	-	-	102	175	440	829
Total Current Liabilities Not Subject to Compromise	591	209	325	267	-	-	102	175	440	829

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	417	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	443	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	62	-	-	-	-	-	217	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	271	325	1,127	-	-	102	392	440	829

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	242	84,746	84,188	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	24,588	147,846	147,288	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	24,860	148,171	148,415	15	15	10,772	11,062	15,391	15,779
Equity:
Total Equity	(10,482)	(11,343)	(4,085)	(5,174)	(15)	(15)	156,325	155,057	21,853	23,670
Total Liabilities and Equity	$15,991	$13,516	$144,086	$143,241	$-	$0	$167,097	$166,119	$37,244	$39,449

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	2	34	6	-	-	1,551	133	1,820	946
Other receivables	265	265	298	309	-	-	284	251	60	60
Inventory	-	-	-	-	-	-	315	-	166	369
Prepaid expenses and other current assets	5	31	5	28	-	-	5	33	15	30
Total Current Assets	261	298	337	344	-	-	2,155	416	2,061	1,405
Vessels and other property, less accumulated depreciation	22,021	21,524	18,892	18,434	-	-	29,890	29,315	31,327	30,767
Deferred drydock expenditures, net	1,099	946	1,762	1,402	-	-	746	575	703	1,576
Total Vessels, Deferred Drydock and Other Property	23,121	22,470	20,653	19,836	-	-	30,636	29,890	32,030	32,343
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	4,041
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,181	-	2,693	-	-	-	5,099	-	4,469
Other Assets	19	-	-	-	-	-	17	17	(94)	(50)
Total Assets	$47,801	$49,348	$35,826	$37,708	$124	$124	$62,739	$65,354	$62,405	$67,855

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	43	398	828	-	-	1,084	44	20	342
Total Current Liabilities Not Subject to Compromise	464	43	398	828	-	-	1,084	44	20	342

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	2,134
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	43	398	828	-	-	1,084	44	20	2,476

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	11,281
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	11,350

Total Liabilities	11,624	11,203	9,349	9,779	124	124	9,867	8,826	10,090	13,826
Equity:
Total Equity	36,177	38,144	26,477	27,929	(0)	(0)	52,872	56,527	52,314	54,029
Total Liabilities and Equity	$47,801	$49,348	$35,826	$37,708	$124	$124	$62,739	$65,354	$62,405	$67,855

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	36	1,600	193	-	10	-	-	-	-
Other receivables	276	276	328	300	247	247	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	27	5	31	5	31	-	-	-	-
Total Current Assets	350	339	2,211	523	252	287	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	15,416	18,995	18,442	21,186	20,548	-	-	-	-
Deferred drydock expenditures, net	1,102	908	1,152	870	1,870	2,311	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	16,324	20,147	19,313	23,056	22,859	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,368	-	5,228	-	1,720	-	-	-	-
Other Assets	-	-	(7)	-	-	-	-	-	532	532
Total Assets	$44,834	$46,408	$40,769	$43,481	$45,584	$47,142	$84	$84	$22,996	$22,996

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	66	386	64	1	94	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	66	386	64	1	94	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	6
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	66	386	64	1	94	-	-	(1)	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,538	2,312	1,989	6,050	6,142	-	-	6,232	6,239
Equity:
Total Equity	32,888	34,869	38,457	41,492	39,535	41,000	84	84	16,764	16,757
Total Liabilities and Equity	$44,834	$46,408	$40,769	$43,481	$45,584	$47,142	$84	$84	$22,996	$22,996

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$64,087	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	64,087	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	38	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	63,250	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	21,095	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,405,817	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	19	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	19	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,488	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	56,904	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	16	58,411	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	-	822,086	880,481	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	459	522,721	525,336	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,405,817	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,255	-	-
Other receivables	26	26	-	-	10	10	63	124	-	-
Inventory	-	-	-	-	-	-	710	1,035	-	-
Prepaid expenses and other current assets	4	17	-	-	4	28	47	230	-	-
Total Current Assets	29	42	-	-	14	38	6,241	4,644	-	-
Vessels and other property, less accumulated depreciation	7,024	6,900	-	-	30,264	29,996	382,438	378,615	-	-
Deferred drydock expenditures, net	602	464	-	-	-	-	-	638	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	7,365	-	-	30,264	29,996	382,438	379,253	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	12,300	-	-
Other Assets	-	-	0	3	(2)	(1)	0	(39)	-	-
Total Assets	$10,091	$9,842	$1,070	$1,073	$32,339	$32,094	$508,278	$515,757	$1,272	$1,272

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	89	2	3	140	100	598	1,293	21	-
Total Current Liabilities Not Subject to Compromise	125	89	2	3	140	100	598	1,293	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	819	-	2	-	875	-	3,927	-	49
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	908	2	5	140	974	598	5,220	21	49

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	10,264	4,579	4,582	17,353	18,187	89,772	94,394	529	557
Equity:
Total Equity	611	(422)	(3,508)	(3,508)	14,986	13,907	418,506	421,363	743	715
Total Liabilities and Equity	$10,091	$9,842	$1,070	$1,073	$32,339	$32,094	$508,278	$515,757	$1,272	$1,272

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$197	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	0
Prepaid expenses and other current assets	-	-	4	28	4	15	-	-	5	12
Total Current Assets	-	-	27	51	14	25	16	197	5	13
Vessels and other property, less accumulated depreciation	-	-	32,214	31,927	4,238	4,152	-	-	1,478	150
Deferred drydock expenditures, net	-	-	-	-	1,494	1,191	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,927	5,732	5,343	-	-	1,478	150
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	(30)	(29)	9	2	731	377	0	-
Total Assets	$-	$-	$32,280	$32,018	$8,895	$8,510	$10,999	$10,825	$2,312	$992

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	96	189	92	-	-	(7)	(2)
Total Current Liabilities Not Subject to Compromise	-	-	145	96	189	92	-	-	(7)	(2)

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	16	-	818	-	877	-	-	-	22
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	16	145	914	189	969	-	-	(7)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	437	15,828	16,598	8,638	9,418	9,457	9,457	3,775	3,801
Equity:
Total Equity	(421)	(437)	16,452	15,420	257	(908)	1,541	1,368	(1,462)	(2,809)
Total Liabilities and Equity	$-	$-	$32,280	$32,018	$8,895	$8,510	$10,999	$10,825	$2,312	$992

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$7,890
Voyage receivables	-	-	-	-	-	-	-	-	10,331	11,206
Other receivables	16	16	14	14	13	12	-	-	10,758	5,768
Inventory	-	-	-	-	-	-	-	-	3,464	4,130
Prepaid expenses and other current assets	4	15	4	16	4	15	-	-	1,893	1,274
Total Current Assets	20	32	18	30	17	27	-	-	29,948	30,267
Vessels and other property, less accumulated depreciation	3,802	3,711	6,615	6,498	2,897	2,787	-	-	47,653	46,184
Deferred drydock expenditures, net	848	730	311	727	1,219	1,239	-	-	2,465	3,273
Total Vessels, Deferred Drydock and Other Property	4,649	4,440	6,926	7,225	4,116	4,025	-	-	50,118	49,458
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	7,042
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	128,737	128,737
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	1	-	-
Other Assets	(3)	(3)	0	0	(8)	22	(9)	(9)	107	95
Total Assets	$7,124	$6,927	$7,191	$7,503	$4,126	$4,075	$9,485	$9,486	$361,940	$361,438

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	105	270	240	134	122	(1)	-	4,100	6,834
Total Current Liabilities Not Subject to Compromise	143	105	270	240	134	122	(1)	-	4,100	6,834

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	494
Post-petition intercompany payables to other debtors	-	852	-	1,327	-	1,277	-	-	-	837
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	958	270	1,568	134	1,399	(1)	-	4,100	8,166

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	170,514	170,514
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	176,852	175,905
Other liabilities	-	-	-	-	-	-	-	-	(11)	143
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	347,355	346,562

Total Liabilities	8,896	9,711	7,210	8,509	7,447	8,713	10,798	10,799	351,455	354,728
Equity:
Total Equity	(1,772)	(2,783)	(19)	(1,006)	(3,321)	(4,637)	(1,313)	(1,313)	10,485	6,710
Total Liabilities and Equity	$7,124	$6,927	$7,191	$7,503	$4,126	$4,075	$9,485	$9,486	$361,940	$361,438

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	15
Total Current Assets	-	-	-	-	-	-	-	-	21	32
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,745
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	443
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	3,188
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	583	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-		-	(4)	(4)
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,389	$3,476	$3,236

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	93
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	93

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	16	-	-	-	854
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	16	-	-	167	948

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	438	120,341	120,341	6,999	7,779
Equity:
Total Equity	1	1	1,567	1,567	(422)	(438)	(15,930)	(15,952)	(3,523)	(4,543)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,389	$3,476	$3,236

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	5,062	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	352	919	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	1,061	-	-	-	-	-	-	-	-
Total Current Assets	6,311	7,043	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	1
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	666	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$29,488	$100	$100	$-	$-	$-	$-	$1	$1

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	410	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	410	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,013	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	2,424	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,011	-	-	8	8	8	8	1	1

Total Liabilities	37,517	39,434	-	-	8	8	8	8	1	1
Equity:
Total Equity	(9,427)	(9,946)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$29,488	$100	$100	$-	$-	$-	$-	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$463	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	391	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,508	-	-
Total Current Assets	-	-	-	-	-	-	6,036	3,362	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	11,702	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	11,702	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	193,109	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	3,790	-	-
Other Assets	-	-	-	-	-	-	117	69	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$213,084	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	7,992	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	7,992	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	16	-	-	-	15,494	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	3,157	3,177	-	-
Total Liabilities Not Subject to Compromise	-	-	4	16	-	-	12,970	26,663	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	21,359	20,433	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	390,705	389,780	1,075	1,075

Total Liabilities	16	16	205	217	370	370	403,675	416,443	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(153)	631	631	(190,740)	(203,359)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$213,084	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	19	21	41	137	137	276	276
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	823	448	821	-	-	-	-
Total Current Assets	-	-	492	842	468	862	137	137	276	276
Vessels and other property, less accumulated depreciation	-	-	274	245	171	142	-	-	-	-
Deferred drydock expenditures, net	-	-	4	12	606	495	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	257	776	637	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,714	-	-	-	-	-	-
Other Assets	-	-	2,141	2,052	1,159	1,064	-	-	-	-
Total Assets	$2	$2	$45,329	$47,282	$42,695	$42,854	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	1,992	1,192	221	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	1,992	1,192	221	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	360	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	1,992	1,192	581	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	37,785	37,313	36,702	348	348	565	565
Equity:
Total Equity	0	0	8,343	9,497	5,382	6,152	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$47,282	$42,695	$42,854	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	289	303	8	-	307	313	358	223	34	38
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	691	-	-	357	691	360	691	447	823
Total Current Assets	646	994	8	-	664	1,004	719	914	482	862
Vessels and other property, less accumulated depreciation	143	116	-	-	164	133	167	142	345	304
Deferred drydock expenditures, net	2,793	2,602	-	-	2,195	2,054	2,489	2,338	-	58
Total Vessels, Deferred Drydock and Other Property	2,936	2,718	-	-	2,359	2,187	2,656	2,479	345	362
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,162	1,150	1,150	35,775	35,775	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	59	-	-	-	-	-	1,161
Other Assets	601	585	-	-	588	560	921	903	2,138	2,042
Total Assets	$39,345	$39,458	$1,157	$1,209	$39,388	$39,528	$38,730	$38,731	$17,860	$19,322

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	243	-	-	1,268	512	1,881	926	1,207	1,926
Total Current Liabilities Not Subject to Compromise	990	243	-	-	1,268	512	1,881	926	1,207	1,926

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	385	-	-	-	395	-	495	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	5,875	6,202	-	-	5,458	5,785	5,016	5,344	-	-
Total Liabilities Not Subject to Compromise	6,865	6,830	-	-	6,726	6,692	6,897	6,765	1,207	1,926

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,329	932	932	31,967	31,967	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,425	932	932	32,062	32,062	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,255	932	932	38,788	38,754	40,280	40,149	9,755	10,475
Equity:
Total Equity	(944)	(796)	225	277	600	774	(1,551)	(1,418)	8,104	8,847
Total Liabilities and Equity	$39,345	$39,458	$1,157	$1,209	$39,388	$39,528	$38,730	$38,731	$17,860	$19,322

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	211	119	112	30	25	-	-	211	211
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	693	448	821	-	-	-	-
Total Current Assets	211	211	476	805	477	846	-	-	211	211
Vessels and other property, less accumulated depreciation	-	-	51	45	244	199	-	-	-	-
Deferred drydock expenditures, net	-	-	209	176	891	730	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	221	1,134	929	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	1,189	1,141	1,246	1,195	-	-	66	68
Total Assets	$3,928	$3,928	$43,418	$43,660	$42,113	$42,225	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	11	1,043	312	1,239	266	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	11	1,043	312	1,239	266	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	5	-	474	-	322	-	-	-	1
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	4,570	4,897	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	16	5,613	5,683	1,239	588	-	-	-	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	503	42,430	42,500	36,507	35,856	378	378	940	942
Equity:
Total Equity	3,430	3,425	987	1,160	5,606	6,369	4	4	(65)	(65)
Total Liabilities and Equity	$3,928	$3,928	$43,418	$43,660	$42,113	$42,225	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables		-	-	-	-	-	211	198	10	-
Other receivables	222	222	-	-	-	-	188	177	51	41
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	165	443	843
Total Current Assets	222	222	-	-	7	-	436	540	504	884
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	241,185	219	211
Deferred drydock expenditures, net	-	-	-	-	-	-	235	255	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	241,440	219	211
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	432,713	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	8,039	-	1,851
Other Assets	-	-	-	-		-	88	184	3,469	3,397
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,117,707	$341,448	$346,634	$8,387	$10,538

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	752	1,186	2,054
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	752	1,186	2,054

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	29	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	29	-	-	5	-	3,003	752	1,186	2,054

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,279	7	7	6,025	6,021	161,573	159,322	8,052	8,920
Equity:
Total Equity	4,616	4,606	2	2	1,111,770	1,111,686	179,876	187,312	334	1,618
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,117,707	$341,448	$346,634	$8,387	$10,538

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,457	2,205	1,407	2,964	1,982	1,375	1,168	1,437
Other receivables	(30)	82	21	31	10	4	-	-	(5)	-
Inventory	-	-	-	-	421	547	248	737	359	739
Prepaid expenses and other current assets	358	693	29	36	27	30	282	514	282	518
Total Current Assets	328	775	2,507	2,271	1,865	3,546	2,512	2,625	1,804	2,693
Vessels and other property, less accumulated depreciation	9	9	35,337	34,688	24,544	24,068	-	-	-	-
Deferred drydock expenditures, net	309	227	1,450	1,341	1,497	1,377	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	235	36,787	36,030	26,041	25,445	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,734	-	1,139	-	-	-	-	-	-
Other Assets	1,584	1,515	-	-	(40)	(21)	(1)	(11)	(3)	(3)
Total Assets	$43,952	$46,982	$78,059	$78,205	$41,675	$42,779	$23,264	$23,366	$23,088	$23,977

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,272	373	550	67	481	84	657	438	560
Total Current Liabilities Not Subject to Compromise	1,050	2,272	373	550	67	481	84	657	438	560

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	570	-	269	-	1,343
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	4,079	4,406	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	6,678	373	550	67	1,050	84	926	438	1,903

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	24,168	25,450	25,450

Total Liabilities	34,280	35,829	37,700	37,876	14,586	15,569	24,252	25,095	25,888	27,353
Equity:
Total Equity	9,671	11,153	40,360	40,329	27,089	27,210	(989)	(1,729)	(2,800)	(3,377)
Total Liabilities and Equity	$43,952	$46,982	$78,059	$78,205	$41,675	$42,779	$23,264	$23,366	$23,088	$23,977

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	94	2,373	1,771	2,779	3,553	598	299	3,110	3,401
Other receivables	11	(8)	(7)	1	9	85	53	403	21	257
Inventory	658	(0)	-	-	-	591	192	0	-	-
Prepaid expenses and other current assets	34	-	29	40	243	202	303	329	75	88
Total Current Assets	1,122	86	2,395	1,812	3,031	4,430	1,147	1,031	3,206	3,746
Vessels and other property, less accumulated depreciation	-	-	37,449	36,853	-	-	269	-	51,807	51,354
Deferred drydock expenditures, net	-	-	331	297	-	-	387	-	73	217
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	37,150	-	-	656	-	51,879	51,571
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	559	-	896	-	-	-	-	-	369
Other Assets	3	-	(33)	(133)	-	-	(96)	(44)	(23)	(23)
Total Assets	$52,639	$52,159	$79,279	$78,861	$18,845	$20,244	$54,195	$53,476	$65,241	$65,842

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	31	59	313	367	396	350	328	301	301
Total Current Liabilities Not Subject to Compromise	431	31	59	313	367	396	350	328	301	301

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	686
Post-petition intercompany payables to other debtors	-	-	-	-	-	1,165	-	2,449	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Other Liabilities	-	-	-	-	511	723	-	-	-	-
Total Liabilities Not Subject to Compromise	431	31	59	313	878	2,283	4,633	2,777	301	987

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	19,542	57,566	57,566	6,407	6,407

Total Liabilities	71,941	71,541	33,236	33,490	20,420	21,826	62,199	60,343	6,707	7,393
Equity:
Total Equity	(19,302)	(19,382)	46,044	45,371	(1,576)	(1,581)	(8,004)	(6,867)	58,534	58,448
Total Liabilities and Equity	$52,639	$52,159	$79,279	$78,861	$18,845	$20,244	$54,195	$53,476	$65,241	$65,842

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	12	66	714	2,925	3,771	226	-	364	2,700
Other receivables	11	(1)	445	445	61	11	33	(19)	-	228
Inventory	-	-	-	-	-	-	-	-	486	636
Prepaid expenses and other current assets	34	38	2	0	94	80	30	42	119	32
Total Current Assets	69	49	513	1,159	3,080	3,862	289	23	969	3,596
Vessels and other property, less accumulated depreciation	35,909	35,263	34,354	33,738	47,915	47,215	55,715	55,076	47,696	47,210
Deferred drydock expenditures, net	1,270	1,415	1,392	1,348	1,970	1,805	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	37,179	36,679	35,746	35,085	49,885	49,020	55,715	55,076	47,696	47,210
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	470	-	505	-	659	-	1,187	-	85
Other Assets	(38)	-	-	-	(33)	(33)	230	222	-	-
Total Assets	$63,163	$63,151	$76,226	$76,717	$62,770	$63,347	$57,583	$57,857	$96,365	$98,592

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	481	652	862	260	200	438	469	30	427
Total Current Liabilities Not Subject to Compromise	247	481	652	862	260	200	438	469	30	427

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	149	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	481	652	862	260	200	438	740	30	427

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,668	41,691	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	57,190	57,212	74,364	74,364

Total Liabilities	25,166	25,400	30,955	31,165	9,212	9,152	57,627	57,952	74,394	74,791
Equity:
Total Equity	37,996	37,751	45,271	45,552	53,559	54,195	(44)	(95)	21,971	23,800
Total Liabilities and Equity	$63,163	$63,151	$76,226	$76,717	$62,770	$63,347	$57,583	$57,857	$96,365	$98,592

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-	$-	$-
Voyage receivables	1,537	656	1,417	984	1,727	1,353	1,549	1,847	2,047	2,201
Other receivables	(4)	278	16	25	10	20	3	(17)	(16)	(16)
Inventory	-	(0)	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	161	47	44	23	43	240	448	29	36
Total Current Assets	1,773	1,095	1,480	1,052	1,770	1,420	1,792	2,278	2,061	2,221
Vessels and other property, less accumulated depreciation	935	883	22,496	22,140	42,556	41,608	1,040	985	34,297	33,686
Deferred drydock expenditures, net	4	-	1,887	1,746	1,389	1,246	(0)	10	1,564	1,936
Total Vessels, Deferred Drydock and Other Property	938	883	24,384	23,886	43,945	42,854	1,040	995	35,861	35,622
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	294	-	309	-	-	-	-	-	686
Other Assets	10	62	66	46	156	158	15	62	(12)	(18)
Total Assets	$8,663	$8,276	$35,909	$35,272	$57,301	$55,862	$8,687	$9,176	$56,046	$56,648

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	172	220	237	1,282	638	44	39	57	407
Total Current Liabilities Not Subject to Compromise	45	172	220	237	1,282	638	44	39	57	407

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	266	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	694	-	811	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	172	220	237	1,282	1,597	44	851	57	407

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	-	-	0	37,043	37,050	-	-	-	-
Total Liabilities Subject to Compromise	11,884	11,884	34,990	34,990	63,058	63,065	12,130	12,130	14,750	14,750

Total Liabilities	11,929	12,056	35,210	35,227	64,340	64,662	12,174	12,981	14,807	15,158
Equity:
Total Equity	(3,266)	(3,781)	699	45	(7,038)	(8,800)	(3,487)	(3,805)	41,238	41,491
Total Liabilities and Equity	$8,663	$8,276	$35,909	$35,272	$57,301	$55,862	$8,687	$9,176	$56,046	$56,648

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	245	1,715	881	19	19	14,133	12,142	1,692	1,835
Other receivables	6	(10)	33	16	-	-	522	89	26	859
Inventory		-	598	635	-	-	-	-	-	-
Prepaid expenses and other current assets	41	43	220	38	241	457	1,416	2,281	639	272
Total Current Assets	506	278	2,565	1,569	260	476	16,071	14,512	2,357	2,965
Vessels and other property, less accumulated depreciation	21,356	21,008	32,130	31,742	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	1,143	(2)	29	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	22,151	32,128	31,771	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	1,350	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	596	-	1,774	-	-	-	354	-	-
Other Assets	37	42	-	(20)	-	-	-	-	(20)	(4)
Total Assets	$31,690	$31,172	$54,673	$55,074	$9,116	$9,331	$55,012	$52,294	$15,042	$14,056

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	209	148	400	240	447	616	52	53	271
Total Current Liabilities Not Subject to Compromise	743	209	148	400	240	447	616	52	53	271

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	16	-	483	-	693
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Other Liabilities	-	-	-	-	-	-	563	648	-	-
Total Liabilities Not Subject to Compromise	743	209	148	400	240	464	1,179	1,183	686	965

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	21,874

Total Liabilities	6,592	6,058	17,243	17,495	9,091	9,315	59,179	58,205	22,560	22,838
Equity:
Total Equity	25,098	25,115	37,429	37,579	24	16	(4,167)	(5,911)	(7,518)	(8,782)
Total Liabilities and Equity	$31,690	$31,172	$54,673	$55,074	$9,116	$9,331	$55,012	$52,294	$15,042	$14,056

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	3,500	-	-	173	408	-	-
Other receivables	-	-	18	64	-	-	13	630	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	87	-	-	344	263	-	-
Total Current Assets	-	-	3,449	3,651	-	-	531	1,301	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	49,963	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,810	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	51,773	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	616	-	-	-	-	-	-
Other Assets	-	-	(6)	(15)	-	-	(35)	(35)	-	-
Total Assets	$105,125	$105,125	$66,470	$66,349	$295	$295	$31,953	$31,622	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	236	-	-	68	169	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	236	-	-	68	169	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,607	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	236	-	-	776	1,776	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	47,096	58,345	58,345

Total Liabilities	-	-	8,821	8,731	211	211	47,872	48,872	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	57,618	85	85	(15,919)	(17,250)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$66,349	$295	$295	$31,953	$31,622	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,928	-	-	2,869	3,103	-	-	753	1,098
Other receivables	-	-	13	13	-	80	-	-	2	2
Inventory	-	-	-	-	-	(0)	-	-	169	501
Prepaid expenses and other current assets	243	236	-	-	186	376	-	-	272	499
Total Current Assets	1,817	2,164	13	13	3,055	3,559	-	-	1,196	2,101
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	(9)	(9)	87	87	54	54	-	-	-	-
Total Assets	$21,448	$21,796	$5,179	$5,179	$10,432	$10,935	$21,117	$21,117	$25,757	$26,661

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	26	20	20	764	797	-	-	549	597
Total Current Liabilities Not Subject to Compromise	27	26	20	20	764	797	-	-	549	597

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	208	-	26	-	338	-	-	-	866
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	500	718	-	-	511	723	-	-	-	-
Total Liabilities Not Subject to Compromise	526	951	20	46	1,275	1,858	-	-	549	1,463

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,604	23,604	2,136	2,136	11,440	11,440	14,490	14,490	25,618	25,618

Total Liabilities	24,131	24,556	2,156	2,182	12,715	13,297	14,490	14,490	26,167	27,081
Equity:
Total Equity	(2,683)	(2,760)	3,023	2,997	(2,283)	(2,362)	6,627	6,627	(410)	(420)
Total Liabilities and Equity	$21,448	$21,796	$5,179	$5,179	$10,432	$10,935	$21,117	$21,117	$25,757	$26,661

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$502,703	$-	$-	$398,725	$502,703
Voyage receivables	-	-	168,830	166,378	-	-	168,830	166,378
Other receivables	10	10	70,348	63,868	-	-	70,348	63,868
Inventory	-	-	14,150	16,860	-	-	14,150	16,860
Prepaid expenses and other current assets	-	-	46,596	47,980	-	-	46,596	47,980
Total Current Assets	10	10	698,648	797,789	-	-	698,648	797,789
Vessels and other property, less accumulated depreciation	-	-	3,147,915	3,099,241	1	1	3,147,915	3,099,242
Deferred drydock expenditures, net	-	-	73,898	64,502	-	-	73,898	64,502
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	3,163,743	1	1	3,221,813	3,163,744
Investments in Affiliated Companies	-	-	247,664	264,846	-	-	247,664	264,846
Intangible Assets, less accumulated amortization	-	-	72,413	70,875	-	-	72,413	70,875
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,432,045	(5,439,235)	(5,439,134)	(7,116)	(7,089)
Intercompany loans receivable and accrued interest	-	-	448,108	392,106	(359,840)	(364,312)	88,268	27,794
Pre-petition intercompany receivables from debtors	51	51	5,846,820	5,847,296	(5,846,820)	(5,847,296)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,233,404	-	-	2,233,518	2,233,404
Post-petition intercompany receivables from non-debtors	-	-	-	1,961	-	-	-	1,961
Post-petition Intercompany receivables from debtors	-	-	-	166,001	-	(166,001)	-	-
Other Assets	-	-	20,819	20,470	30	30	20,849	20,500
Total Assets	$61	$61	$18,231,591	$18,400,204	$(11,645,865)	$(11,816,712)	$6,585,726	$6,583,492

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	0	73,627	82,381	62	62	73,689	82,444
Total Current Liabilities Not Subject to Compromise	0	0	73,627	82,381	62	62	73,689	82,444

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	130,450	-	(130,450)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	9,903	-	-	-	9,903
Post-petition intercompany payables to other debtors	-	-	-	166,001	-	(166,001)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Other Liabilities	-	-	32,839	35,188	-	-	32,839	35,188
Total Liabilities Not Subject to Compromise	0	0	111,923	423,924	62	(296,389)	111,985	127,535

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)	16,484	16,484
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541	-	-	2,142,541	2,142,541
Pre-petition intercompany payables to other debtors	-	-	5,846,820	5,847,296	(5,846,820)	(5,847,296)	-	(0)
Other liabilities	-	-	2,836,368	2,834,999	-	-	2,836,368	2,834,999
Total Liabilities Subject to Compromise	-	-	11,202,053	11,075,182	(6,206,660)	(6,081,158)	4,995,393	4,994,024

Total Liabilities	0	0	11,313,976	11,499,106	(6,206,598)	(6,377,547)	5,107,378	5,121,559
Equity:
Total Equity	61	61	6,917,615	6,901,099	(5,439,267)	(5,439,165)	1,478,348	1,461,933
Total Liabilities and Equity	$61	$61	$18,231,591	$18,400,204	$(11,645,865)	$(11,816,712)	$6,585,726	$6,583,492

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 166

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and February 28, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013	November 13, 2012	February 28, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$41,180	$-	$-	$477,973	$543,883
Voyage receivables	2,923	1,387	-	-	171,753	167,765
Other receivables	10,321	(6,237)	-	-	80,669	57,631
Inventory	-	-	-	-	14,150	16,860
Prepaid expenses and other current assets	40	333	-	-	46,636	48,313
Total Current Assets	92,533	36,663	-	-	791,181	834,452
Vessels and other property, less accumulated depreciation	(12,092)	(11,799)	-	-	3,135,823	3,087,442
Deferred drydock expenditures, net	-	-	-	-	73,898	64,502
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,799)	-	-	3,209,721	3,151,944
Investments in Affiliated Companies	300	300	-	-	247,964	265,146
Intangible Assets, less accumulated amortization	242	236	-	-	72,655	71,111
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	7,116	7,089	-	-	0	(0)
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(44,278)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,233,404)	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	(1,961)	-	-
Post-petition Intercompany receivables from debtors	-	9,903	-	(9,903)	-	-
Other Assets	(271)	(429)	-		20,579	20,072
Total Assets	$2,246,773	$2,200,910	$(4,480,811)	$(4,432,087)	$4,351,689	$4,352,314

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	36,243	-	-	93,168	118,687
Total Current Liabilities Not Subject to Compromise	19,478	36,243	-	-	93,168	118,687

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	27,794	(88,268)	(27,794)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(9,903)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,235,365	(2,233,518)	(2,235,365)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Other Liabilities	6,201	4,880	-	-	39,040	40,068
Total Liabilities Not Subject to Compromise	2,347,466	2,304,283	(2,321,786)	(2,273,062)	137,665	158,755

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,836,368	2,834,999
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,159,025)	2,836,368	2,834,999

Total Liabilities	2,347,466	2,304,283	(4,480,811)	(4,432,087)	2,974,033	2,993,754
Equity:
Total Equity	(100,693)	(103,373)			1,377,656	1,358,560
Total Liabilities and Equity	$2,246,773	$2,200,910	$(4,480,811)	$(4,432,087)	$4,351,689	$4,352,314

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 166